UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2019

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Managed Accounts Trust Annual Report, which covers the 12-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “the case for somewhat more accommodative policy has strengthened.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given

2	PIMCO MANAGED ACCOUNTS TRUST

uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.25%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 11.85%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.53%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 14.42%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 13.47%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.49%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 18.42%, whereas global equities, as represented by the MSCI World Index, returned 27.67%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 20.69% and European equities, as represented by the MSCI Europe Index (in EUR), returned 26.05%.

Commodity prices fluctuated, but generally rose during the reporting period. When the reporting period began, Brent crude oil was approximately $54 a barrel. It rose to roughly $66 a barrel at the end of the period. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar returned 2.22% versus the euro, but the U.S. dollar fell 0.99% and 3.94% versus the yen and the British pound, respectively.

ANNUAL REPORT	DECEMBER 31, 2019	3

Letter from the Chair of the Board & President (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Portfolio is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

Certain Portfolios may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

ANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Portfolios (Cont.)

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Portfolio or a reduction in the effectiveness of related Portfolio transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest are not known and could result in losses to a Portfolio.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some

6	PIMCO MANAGED ACCOUNTS TRUST

cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (800) 927-4648. Prior to its use of Form N-PORT, each Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Portfolio’s shareholder reports going forward may be found on the front cover of this report.

ANNUAL REPORT	DECEMBER 31, 2019	7

Important Information About the Portfolios (Cont.)

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes are required to include in their shareholder reports, following the period in which a fund’s Board of Trustees reviews the required written report from the liquidity risk management program’s administrator regarding such program’s operation and effectiveness, a discussion of such program’s operations over the past year.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

8	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2019	9

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	35.9%
Corporate Bonds & Notes	29.6%
Asset-Backed Securities	16.0%
U.S. Treasury Obligations	8.2%
Non-Agency Mortgage-Backed Securities	4.0%
Preferred Securities	3.2%
Municipal Bonds & Notes	1.5%
Loan Participations and Assignments	1.4%
Short-Term Instruments‡	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (3/17/00)
Fixed Income SHares: Series C	9.18%	3.62%	5.98%	9.10%
Bloomberg Barclays U.S. Intermediate Credit Index	9.52%	3.50%	4.25%	5.31%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to financial credits contributed to relative performance as spreads tightened.

»

Positions in non-Agency mortgage-backed securities (“MBS”) and other securitized instruments contributed to relative performance as total returns in these securities were positive over the reporting period.

»

Modest exposure to select emerging market currencies, particularly the Indonesian rupiah, Russian ruble and Mexican peso, contributed to performance as each currency appreciated relative to the U.S. dollar over the reporting period.

»	Underweight exposure to U.S. duration detracted from relative performance as U.S. rates decreased.

»	Underweight exposure to duration in France coupled with an overweight to duration in Germany (spread widener trade) detracted from performance as the France-Germany spread tightened.

»	Short exposure to duration in the U.K. in the first half of the reporting period detracted from performance as U.K. rates decreased.

ANNUAL REPORT	DECEMBER 31, 2019	11

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	66.6%
Asset-Backed Securities	11.8%
U.S. Treasury Obligations	8.0%
Non-Agency Mortgage-Backed Securities	7.8%
U.S. Government Agencies	3.2%
Short-Term Instruments‡	1.0%
Other	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	3.85%	3.35%	3.35%
ICE BofAML 1-3 Year U.S. Treasury Index	3.55%	1.39%	1.25%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 3.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit and select securitized credits contributed to performance as investment grade spreads and securitized spreads tightened over the year.

»	Overweight exposure to Eurozone duration contributed to performance as Eurozone yields decreased in the first half of the year.

»	Underweight exposure to U.S. duration detracted from performance as U.S. Treasury yields decreased over the year.

»	Short exposure to high yield corporate credit detracted from performance as high yield spreads tightened over the year.

»	Short exposure to U.K. duration detracted from performance as local rates decreased over the year.

ANNUAL REPORT	DECEMBER 31, 2019	13

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	34.2%
Asset-Backed Securities	21.5%
Corporate Bonds & Notes	19.9%
Non-Agency Mortgage-Backed Securities	13.8%
Municipal Bonds & Notes	4.1%
U.S. Treasury Obligations	3.4%
Short-Term Instruments‡	1.3%
Other	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	8.40%	5.84%	6.63%	7.51%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	6.35%	2.58%	3.18%	4.80%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit, particularly a preference for financial credits, contributed to relative performance as spreads tightened.

»	Overweight exposure to U.S. duration contributed to relative performance as U.S. rates decreased.

»

Positions in non-Agency mortgage-backed securities (“MBS”) and other securitized instruments contributed to relative performance as total returns in these securities were positive over the reporting period.

»	Holdings of sovereign emerging markets external debt contributed to relative performance as spreads tightened.

»	Underweight exposure to Agency MBS — particularly the associated carry — detracted from relative performance as total return for these securities was positive over the reporting period.

»	Short exposure to duration in the U.K. during the first half of the reporting period detracted from performance as U.K. rates decreased.

ANNUAL REPORT	DECEMBER 31, 2019	15

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2019†§

U.S. Treasury Obligations	68.6%
U.S. Government Agencies	14.6%
Sovereign Issues	5.0%
Asset-Backed Securities	4.9%
Corporate Bonds & Notes	3.2%
Non-Agency Mortgage-Backed Securities	2.1%
Short-Term Instruments	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	11.10%	3.05%	5.22%	5.90%
Bloomberg Barclays U.S. TIPS Index	8.43%	2.62%	3.36%	4.15%	♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 1.29%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance as U.S. TIPS, as measured by Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields decreased.

»	Overweight exposure to German nominal duration during the majority of the reporting period contributed to relative performance, as German nominal yields decreased.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Underweight exposure to French nominal duration during the majority of the reporting period detracted from relative performance, as French nominal yields decreased.

»	Underweight exposure to Italian nominal duration during the first-half of the reporting period detracted from relative performance, as Italian nominal yields decreased.

ANNUAL REPORT	DECEMBER 31, 2019	17

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2019

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended December 31, 2019

	1 Year	5 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	8.42%	4.66%	3.57%
Bloomberg Barclays 1-Year Municipal Bond Index	2.46%	1.20%	1.03%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.08%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

18	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of December 31, 2019†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	22.9%
Tobacco Settlement Funded	12.4%
Natural Gas Revenue	8.3%
Ad Valorem Property Tax	7.6%
Highway Revenue Tolls	7.5%
Electric Power & Light Revenue	6.0%
College & University Revenue	5.9%
Sales Tax Revenue	5.6%
Miscellaneous Revenue	4.4%
Lease Revenue	3.6%
Port, Airport & Marina Revenue	2.8%
Nuclear Revenue	2.5%
Local or Guaranteed Housing	2.5%
Appropriations	1.8%
Miscellaneous Taxes	1.6%
General Fund	1.3%
Other	1.6%
Short-Term Instruments‡	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Portfolio’s duration exposure contributed to performance, as municipal yields decreased across the curve.

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure to pre-refunded bonds detracted from performance, as the portfolio’s exposure to the sector underperformed the general municipal market.

»	Select exposure to the water & sewer sector and the housing sector detracted from performance, as the portfolio’s exposure to each sector underperformed the general municipal market.

ANNUAL REPORT	DECEMBER 31, 2019	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2019 to December 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,025.80	$0.31	$1,000.00	$1,025.04	$0.31	0.06%
Series LD	1,000.00	1,014.70	10.67	1,000.00	1,014.75	10.67	2.09
Series M	1,000.00	1,024.60	0.15	1,000.00	1,025.19	0.15	0.03
Series R	1,000.00	1,025.90	5.75	1,000.00	1,019.67	5.73	1.12
Series TE	1,000.00	1,026.80	0.36	1,000.00	1,024.99	0.36	0.07	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.07% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs. (“TOB”) transactions accounted for as secured borrowing Refer to Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2019	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

12/31/2019	$9.94	$0.38	$0.52	$0.90	$(0.41)	$0.00	$0.00	$(0.41)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

11/01/2015 - 12/31/2015(f)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(g)

10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)

Series LD

12/31/2019	$9.40	$0.36	$0.00	$0.36	$(0.36)	$0.00	$0.00	$(0.36)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

11/01/2015 - 12/31/2015(f)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(g)

10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)

Series M

12/31/2019	$10.14	$0.47	$0.37	$0.84	$(0.50)	$0.00	$0.00	$(0.50)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

11/01/2015 - 12/31/2015(f)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(g)

10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)

Series R

12/31/2019	$8.68	$0.26	$0.70	$0.96	$(0.24)	$0.00	$0.00	$(0.24)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

11/01/2015 - 12/31/2015(f)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(g)

10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.43	9.18%	$1,434,199	0.21%		0.21%		0.00%		0.00%		3.72%		533%

9.94	0.21	1,185,003	0.31		0.31		0.00		0.00		3.62		450

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259

10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8

11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95

$9.40	3.85%	$79,806	2.98%		2.98%		0.00%		0.00%		3.82%		88%

9.40	1.07	82,684	3.02		3.02		0.00		0.00		3.94		290

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395

9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44

10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135

$10.48	8.40%	$1,442,194	0.06%		0.06%		0.00%		0.00%		4.47%		543%

10.14	2.23	1,241,128	0.31		0.31		0.00		0.00		4.58		495

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582

9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68

10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473

$9.40	11.10%	$130,421	1.35%		1.35%		0.00%		0.00%		2.80%		357%

8.68	(2.52)	115,407	1.29		1.29		0.00		0.00		4.16		231

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311

8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16

9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126

ANNUAL REPORT	DECEMBER 31, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

12/31/2019	$9.94	$0.38	$0.45	$0.83	$(0.38)	$0.00	$0.00	$(0.38)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

11/01/2015 - 12/31/2015(f)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(g)

10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(e)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(f)	Fiscal year end changed from October 31st to December 31st.
(g)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense(e)		Expenses Excluding Interest Expense and Waivers(e)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.39	8.42%	$87,423	0.08%		0.08%		0.00%		0.00%		3.69%		31%

9.94	0.97	82,521	0.08		0.08		0.00		0.00		3.79		57

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193

10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5

9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72

ANNUAL REPORT	DECEMBER 31, 2019	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,149,184	$161,816
Investments in Affiliates	183	118

Financial Derivative Instruments
Exchange-traded or centrally cleared	893	127
Over the counter	2,756	24
Cash	0	1
Deposits with counterparty	17,619	1,031
Foreign currency, at value	1,941	149
Receivable for investments sold	297	30,875
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	233,181	4,858
Receivable for Portfolio shares sold	1,116	157
Interest and/or dividends receivable	11,316	1,082
Dividends receivable from Affiliates	0	0
Other assets	17	0

Total Assets	2,418,503	200,238

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$25,208	$97,814
Payable for sale-buyback transactions	20,421	11,323
Payable for tender option bond floating rate certificates	0	0
Payable for short sales	0	932

Financial Derivative Instruments
Exchange-traded or centrally cleared	755	141
Over the counter	3,885	180
Payable for investments purchased	0	2
Payable for investments in Affiliates purchased	0	0
Payable for TBA investments purchased	925,114	9,716
Payable for unfunded loan commitments	1,500	0
Deposits from counterparty	2,253	60
Payable for Portfolio shares redeemed	737	0
Distributions payable	4,430	264
Overdraft due to custodian	0	0
Other liabilities	1	0

Total Liabilities	984,304	120,432

Net Assets	$1,434,199	$79,806

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$138	$8
Paid in capital in excess of par	1,593,123	83,748
Distributable earnings (accumulated loss)	(159,062)	(3,950)

Net Assets	$1,434,199	$79,806

Shares Issued and Outstanding	137,526	8,490

Net Asset Value Per Share Outstanding(a)	$10.43	$9.40

Cost of investments in securities	$2,107,213	$160,242
Cost of investments in Affiliates	$183	$118
Cost of foreign currency held	$1,941	$147
Proceeds received on short sales	$0	$927
Cost or premiums of financial derivative instruments, net	$3,835	$(336)

* Includes repurchase agreements of:	$4,033	$1,212

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

Series M	Series R	Series TE

$2,009,648	$207,757	$90,078
192	0	710

245	355	0
437	619	0
0	1	0
3,503	2,106	0
990	771	0
33	4	0
0	975	0
453,338	40,640	0
1,095	34	0
8,403	631	825
9	0	1
17	0	1

2,477,910	253,893	91,615

$18,772	$11,792	$0
10,756	38,332	0
0	0	3,388
0	0	0

154	310	0
2,708	1,128	0
0	0	538
9	0	1
995,176	68,696	0
1,750	0	0
1,135	2,803	0
740	5	0
4,515	406	254
1	0	0
0	0	11

1,035,716	123,472	4,192

$1,442,194	$130,421	$87,423

$138	$14	$8
1,383,277	162,414	82,895
58,779	(32,007)	4,520

$1,442,194	$130,421	$87,423

137,601	13,870	8,412

$10.48	$9.40	$10.39

$1,952,149	$203,376	$84,675
$192	$0	$710
$983	$773	$0
$0	$0	$0
$(1,968)	$(334)	$0

$25,520	$1,150	$793

ANNUAL REPORT	DECEMBER 31, 2019	27

Statements of Operations

Year Ended December 31, 2019
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$51,774	$5,502
Dividends from Investments in Affiliates	1,130	7
Total Income	52,904	5,509

Expenses:

Interest expense	2,772	2,411
Miscellaneous expense	4	1
Total Expenses	2,776	2,412

Net Investment Income (Loss)	50,128	3,097

Net Realized Gain (Loss):

Investments in securities	32,835	869
Investments in Affiliates	14	0
Exchange-traded or centrally cleared financial derivative instruments	(16,101)	(4,714)
Over the counter financial derivative instruments	7,057	548
Short sales	0	(9)
Foreign currency	(1,013)	(206)

Net Realized Gain (Loss)	22,792	(3,512)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	54,891	3,311
Investments in Affiliates	0	0
Exchange-traded or centrally cleared financial derivative instruments	(11,939)	265
Over the counter financial derivative instruments	(681)	(43)
Short sales	0	2
Foreign currency assets and liabilities	28	3

Net Change in Unrealized Appreciation (Depreciation)	42,299	3,538

Net Increase (Decrease) in Net Assets Resulting from Operations	$115,219	$3,123

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$60,988	$5,377	$3,174
676	0	30
61,664	5,377	3,204

769	1,751	66
4	1	0
773	1,752	66

60,891	3,625	3,138

20,668	2,784	594

13	0	1
(72)	(2,659)	(213)
7,598	1,631	0
0	0	0
(1,244)	(281)	0

26,963	1,475	382

23,284	9,543	3,086
0	0	0
(2,875)	(413)	222

(928)	(842)	0
0	0	0
13	(6)	0

19,494	8,282	3,308

$107,348	$13,382	$6,828

ANNUAL REPORT	DECEMBER 31, 2019	29

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$50,128	$46,519	$3,097	$3,184
Net realized gain (loss)	22,792	(12,488)	(3,512)	113
Net change in unrealized appreciation (depreciation)	42,299	(31,552)	3,538	(2,506)

Net Increase (Decrease) in Net Assets Resulting from Operations	115,219	2,479	3,123	791

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(53,493)	(48,344)	(3,041)	(3,596)
Tax basis return of capital	0	0	0	(45)

Total Distributions(a)	(53,493)	(48,344)	(3,041)	(3,641)

Portfolio Share Transactions:

Receipts for shares sold	389,629	263,167	22,859	28,931
Cost of shares redeemed	(202,159)	(342,687)	(25,819)	(29,498)
Net increase (decrease) resulting from Portfolio share transactions	187,470	(79,520)	(2,960)	(567)

Total Increase (Decrease) in Net Assets	249,196	(125,385)	(2,878)	(3,417)

Net Assets:

Beginning of year	1,185,003	1,310,388	82,684	86,101
End of year	$1,434,199	$1,185,003	$79,806	$82,684

Shares of Beneficial Interest:

Shares sold	37,932	26,203	2,416	3,001
Shares redeemed	(19,623)	(34,272)	(2,723)	(3,049)
Net increase (decrease) in shares outstanding	18,309	(8,069)	(307)	(48)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$60,891	$59,613	$3,625	$5,744	$3,138	$3,322
26,963	(17,918)	1,475	(2,560)	382	264
19,494	(13,841)	8,282	(6,728)	3,308	(2,764)

107,348	27,854	13,382	(3,544)	6,828	822

(65,625)	(50,390)	(3,319)	(5,447)	(3,116)	(3,282)
0	0	0	0	0	0

(65,625)	(50,390)	(3,319)	(5,447)	(3,116)	(3,282)

357,879	219,211	38,254	29,900	8,488	20,898
(198,536)	(287,502)	(33,303)	(47,583)	(7,298)	(27,003)
159,343	(68,291)	4,951	(17,683)	1,190	(6,105)

201,066	(90,827)	15,014	(26,674)	4,902	(8,565)

1,241,128	1,331,955	115,407	142,081	82,521	91,086
$1,442,194	$1,241,128	$130,421	$115,407	$87,423	$82,521

34,276	21,664	4,216	3,333	829	2,080
(19,016)	(28,487)	(3,636)	(5,387)	(716)	(2,692)
15,260	(6,823)	580	(2,054)	113	(612)

ANNUAL REPORT	DECEMBER 31, 2019	31

Statements of Cash Flows

Year Ended December 31, 2019 (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,123	$13,382

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(145,690)	(807,217)
Proceeds from sales of long-term securities	198,923	820,335
(Purchases) Proceeds from sales of short-term portfolio investments, net	3,171	(2,491)
(Increase) decrease in deposits with counterparty	652	564
(Increase) decrease in receivable for investments sold	(21,801)	(22,973)
(Increase) decrease in interest and/or dividends receivable	603	188
(Increase) decrease in dividends receivable from Affiliates	1	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(4,673)	(3,291)
Proceeds from (Payments on) over the counter financial derivative instruments	521	1,569
Increase (decrease) in payable for investments purchased	9,717	38,015
Increase (decrease) in deposits from counterparty	60	2,112
Proceeds from (Payments on) short sales transactions, net	925	0
Proceeds from (Payments on) foreign currency transactions	(203)	(287)
Net Realized (Gain) Loss
Investments in securities	(869)	(2,784)
Exchange-traded or centrally cleared financial derivative instruments	4,714	2,659
Over the counter financial derivative instruments	(548)	(1,631)
Short sales	9	0
Foreign currency	206	281
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(3,311)	(9,543)
Exchange-traded or centrally cleared financial derivative instruments	(265)	413
Over the counter financial derivative instruments	43	842
Short sales	(2)	0
Foreign currency assets and liabilities	(3)	6
Net amortization (accretion) on investments	390	585
Net Cash Provided by (Used for) Operating Activities	45,693	30,734

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	22,782	38,612
Payments on shares redeemed	(25,819)	(33,336)
Increase (decrease) in overdraft due to custodian	(2,821)	0
Cash distributions paid	(2,973)	(3,216)
Proceeds from reverse repurchase agreements	1,041,198	45,387
Payments on reverse repurchase agreements	(1,006,513)	(33,595)
Proceeds from sale-buyback transactions	3,877,829	1,371,575
Payments on sale-buyback transactions	(3,949,503)	(1,416,283)
Net Cash Received from (Used for) Financing Activities	(45,820)	(30,856)

Net Increase (Decrease) in Cash and Foreign Currency	(127)	(122)

Cash and Foreign Currency:
Beginning of year	277	894
End of year	$150	$772

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,380	$1,703

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.0%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	$6,893	$6,968

PG&E Corp.
2.250% due 12/31/2020 «µ	1,500	1,505
3.970% (LIBOR03M + 2.250%) due 12/31/2020 «~	4,500	4,517

State Of Qatar
2.721% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	3,050	3,050

State of Qatar
2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	3,050	3,050

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	3,900	3,931

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	6,117	6,139

Total Loan Participations and Assignments (Cost $28,907)		29,160

CORPORATE BONDS & NOTES 44.4%

BANKING & FINANCE 32.7%

ABN AMRO Bank NV
4.800% due 04/18/2026	2,400	2,624

Air Lease Corp.
3.000% due 09/15/2023	3,150	3,226

American Tower Corp.
3.500% due 01/31/2023	3,375	3,499
4.700% due 03/15/2022	1,600	1,687

Aviation Capital Group LLC
3.500% due 11/01/2027	1,300	1,308

Bank of America Corp.
3.419% due 12/20/2028 •	25,728	27,002
4.000% due 04/01/2024	271	290

Barclays Bank PLC
7.625% due 11/21/2022 (c)	12,100	13,606

Barclays PLC
4.375% due 01/12/2026	1,500	1,625

BNP Paribas S.A.
4.400% due 08/14/2028	14,700	16,328
4.705% due 01/10/2025 •	8,000	8,664

BPCE S.A.
5.150% due 07/21/2024	1,000	1,097

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,000	3,989

CIT Group, Inc.
4.750% due 02/16/2024	5,400	5,771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
4.375% due 08/04/2025		$6,300	$6,835

Credit Agricole S.A.
7.500% due 06/23/2026 •(b)(c)	GBP	100	160

Credit Suisse AG
5.750% due 09/18/2025 •(c)	EUR	500	583
6.500% due 08/08/2023 (c)		$7,466	8,342

Credit Suisse Group AG
7.500% due 07/17/2023 •(b)(c)		10,000	10,951

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	416

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,323
5.250% due 01/15/2023		4,000	4,346

Deutsche Bank AG
3.961% due 11/26/2025 •		9,000	9,198
4.250% due 10/14/2021		16,975	17,458

Discover Financial Services
4.500% due 01/30/2026		7,000	7,651

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		4,603	4,709

EPR Properties
3.750% due 08/15/2029		10,200	10,338

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,624

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		5,000	5,074
5.584% due 03/18/2024		400	433

General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	24,468

GLP Capital LP
4.000% due 01/15/2030		2,278	2,330
5.250% due 06/01/2025		2,350	2,585
5.300% due 01/15/2029		3,150	3,506

Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	26,227
4.000% due 03/03/2024		16,700	17,794

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,285

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,326

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,471
5.875% due 09/28/2026 •(b)(c)	GBP	11,600	16,938
6.375% due 09/17/2024 •(b)(c)		$1,200	1,292

ING Groep NV
4.625% due 01/06/2026		5,000	5,561

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,576

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.625% due 05/13/2024		$900	$954

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	1,402	130

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(b)(c)		7,100	7,967

Morgan Stanley
3.591% due 07/22/2028 •		12,000	12,754
3.700% due 10/23/2024		10,000	10,624
4.000% due 07/23/2025		6,900	7,466

Navient Corp.
5.875% due 03/25/2021		5,255	5,440
7.250% due 01/25/2022		12,700	13,820
8.000% due 03/25/2020		649	657

New York Life Insurance Co.
4.450% due 05/15/2069		7,000	8,004

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		7,700	8,464

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	3,995

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(b)(c)		1,800	1,843
8.625% due 08/15/2021 •(b)(c)		17,400	18,846

Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,133

SLM Student Loan Trust
1.329% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	9,779

Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	8,287

Synchrony Financial
3.950% due 12/01/2027		1,100	1,156

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	382	643
5.744% due 04/13/2040		1,063	1,833
5.801% due 10/13/2040		6,920	12,041

UBS AG
4.750% due 02/12/2026 •(c)	EUR	400	472
7.625% due 08/17/2022 (c)		$6,000	6,766

Wells Fargo & Co.
3.196% due 06/17/2027 •		4,600	4,772
3.450% due 02/13/2023		5,400	5,595
4.150% due 01/24/2029		5,400	6,013

			468,970

INDUSTRIALS 10.9%

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,638

Bacardi Ltd.
4.450% due 05/15/2025		6,100	6,577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
4.375% due 12/15/2028	$6,900	$7,528

Cameron LNG LLC
2.902% due 07/15/2031	5,100	5,111

Campbell Soup Co.
3.650% due 03/15/2023	5,800	6,043

Charter Communications Operating LLC
4.908% due 07/23/2025	800	881
5.125% due 07/01/2049	2,000	2,174

CVS Health Corp.
4.100% due 03/25/2025	2,850	3,059
4.300% due 03/25/2028	10,000	10,921

DAE Funding LLC
5.250% due 11/15/2021	6,300	6,550

Ecopetrol S.A.
5.875% due 09/18/2023	3,400	3,772

Equifax, Inc.
2.780% (US0003M + 0.870%) due 08/15/2021 ~	4,050	4,066

General Mills, Inc.
3.700% due 10/17/2023	4,000	4,215
4.000% due 04/17/2025	4,600	4,974

Global Payments, Inc.
2.650% due 02/15/2025	5,800	5,828

Huntsman International LLC
4.500% due 05/01/2029	1,700	1,806

Kansas City Southern
4.200% due 11/15/2069	4,600	4,709

Kinder Morgan Energy Partners LP
3.500% due 03/01/2021	300	304
3.950% due 09/01/2022	1,000	1,042
6.850% due 02/15/2020	3,000	3,015

Kraft Heinz Foods Co.
4.375% due 06/01/2046	6,200	6,105

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,900	4,026
3.500% due 08/18/2026	5,900	6,072

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,240	3,345

Magellan Health, Inc.
4.900% due 09/22/2024	8,500	8,737

Marvell Technology Group Ltd.
4.875% due 06/22/2028	6,050	6,683

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	930	999

Ooredoo International Finance Ltd.
5.000% due 10/19/2025	4,500	5,030

Rockies Express Pipeline LLC
5.625% due 04/15/2020	100	101

Sands China Ltd.
4.600% due 08/08/2023	15,400	16,283

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
4.441% due 04/24/2023	$2,500	$2,611

Trustees of the University of Pennsylvania
3.610% due 02/15/2119	6,500	6,657

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024	2,074	2,157

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	1,400	1,540

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,800	1,829

		156,388

UTILITIES 0.8%

AT&T, Inc.
3.400% due 05/15/2025	5,500	5,765

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	1,140	1,138

Vodafone Group PLC
3.750% due 01/16/2024	4,150	4,389

		11,292

Total Corporate Bonds & Notes (Cost $602,224)		636,650

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.3%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,995	3,701

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	135	138

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	129

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	200	200

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,330

		1,797

NEW JERSEY 0.3%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	4,933

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.8%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	$11,700	$11,152

TEXAS 0.3%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	4,925	4,968

VIRGINIA 0.4%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,500	5,114

Total Municipal Bonds & Notes (Cost $32,408)		31,665

U.S. GOVERNMENT AGENCIES 53.8%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	38	42

Ginnie Mae
4.000% (H15T1Y + 1.500%) due 01/20/2022 ~	1	1

Ginnie Mae, TBA
3.500% due 01/01/2050	154,000	158,699

Uniform Mortgage-Backed Security
3.000% due 12/01/2049	4,986	5,057
4.000% due 09/01/2048 - 06/01/2049	72,008	74,985
4.500% due 08/01/2039 - 11/01/2041	203	220

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	28,000	27,656
3.000% due 02/01/2035	37,000	37,888
3.500% due 01/01/2035 - 02/01/2050	349,400	359,672
4.000% due 01/01/2050 - 02/01/2050	103,900	108,070

Total U.S. Government Agencies (Cost $771,923)		772,290

U.S. TREASURY OBLIGATIONS 12.3%

U.S. Treasury Bonds
2.250% due 08/15/2049 (e)	22,600	21,905
2.375% due 11/15/2049 (e)	39,700	39,532
3.000% due 02/15/2049 (e)(i)	33,000	37,197

U.S. Treasury Inflation Protected Securities (a)
0.750% due 07/15/2028	2,440	2,567
0.875% due 01/15/2029 (g)	46,627	49,530

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2049		$22,499	$25,025

Total U.S. Treasury Obligations (Cost $175,853)			175,756

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%

Banc of America Funding Trust
4.321% due 01/20/2047 ^~		43	42

Bear Stearns Adjustable Rate Mortgage Trust
3.439% due 05/25/2034 ~		22	21
4.224% due 10/25/2033 ~		19	19

Bear Stearns ALT-A Trust
3.917% due 02/25/2036 ^~		506	439

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		2,539	2,607

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		8,564	8,593

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		90	90
4.550% due 09/25/2035 •		69	69

Civic Mortgage LLC
4.349% due 11/25/2022 þ		1,758	1,759

Countrywide Alternative Loan Trust
1.992% due 05/25/2036 •		50	45
6.000% due 08/25/2034		6,244	6,458

Countrywide Home Loan Mortgage Pass-Through Trust
2.432% due 03/25/2035 •		94	87
3.878% due 08/25/2034 ^~		8	8

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.885% due 07/25/2033 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		5,130	5,173

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~		9,257	9,288

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~		8,659	8,667

Downey Savings & Loan Association Mortgage Loan Trust
2.024% due 08/19/2045 •		611	600
4.376% due 07/19/2044 ~		404	410

Eurosail PLC
1.729% due 06/13/2045 •	GBP	1,983	2,617

GreenPoint Mortgage Funding Trust
2.252% due 06/25/2045 •		$1,565	1,469

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.695% due 10/25/2033 ~		2	2

GSR Mortgage Loan Trust
4.269% due 09/25/2035 ~		106	109
4.300% due 03/25/2033 •		20	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.704% due 09/25/2035 ~		$182	$186

HarborView Mortgage Loan Trust
1.954% due 01/19/2038 •		134	127
2.105% due 06/20/2035 •		208	208

HomeBanc Mortgage Trust
2.052% due 01/25/2036 •		714	709
3.587% due 04/25/2037 ^~		38	37

JPMorgan Mortgage Trust
3.761% due 11/25/2033 ~		19	20
4.106% due 07/25/2035 ~		130	131
4.305% due 07/25/2035 ~		255	262
4.611% due 02/25/2035 ~		18	18

Morgan Stanley Mortgage Loan Trust
4.200% due 08/25/2034 ~		1,234	1,262

RBSSP Resecuritization Trust
2.304% due 04/26/2037 •		673	671

Residential Accredit Loans, Inc. Trust
2.002% due 04/25/2046 •		838	352

Structured Adjustable Rate Mortgage Loan Trust
4.389% due 02/25/2034 ~		33	33

Structured Asset Mortgage Investments Trust
2.412% due 09/25/2045 •		490	477

Towd Point Mortgage Funding
0.000% due 07/20/2045 •	GBP	14,000	18,544

Uropa Securities PLC
0.985% due 06/10/2059 •		6,847	8,754
1.135% due 06/10/2059 •		1,669	2,057
1.335% due 06/10/2059 •		1,306	1,606
1.535% due 06/10/2059 •		1,391	1,708

WaMu Mortgage Pass-Through Certificates Trust
2.102% due 01/25/2045 •		$65	64
2.532% due 11/25/2034 •		710	716
3.239% due 02/25/2046 •		498	509

Total Non-Agency Mortgage-Backed Securities (Cost $83,891)			87,046

ASSET-BACKED SECURITIES 24.0%

ACE Securities Corp. Home Equity Loan Trust
2.572% due 04/25/2034 •		357	354

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	8,500	9,534

Ameriquest Mortgage Securities Trust
2.182% due 03/25/2036 •		$81	81

Atrium Corp.
2.783% due 04/22/2027 •		5,650	5,647

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	6,850	7,696

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		$1,035	1,038

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		360	361

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.992% due 12/25/2036 •		$649	$650
2.282% due 09/25/2035 •		6,839	6,825
2.792% due 10/25/2037 •		194	195

Cairn CLO BV
0.670% due 01/31/2030 •	EUR	5,550	6,226

Centex Home Equity Loan Trust
2.432% due 10/25/2035 •		$4,279	4,271

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.722% due 05/25/2035 •		3,499	3,506

CLNC FL1 Ltd.
2.983% due 08/20/2035 •		15,000	15,019

Conseco Finance Corp.
6.220% due 03/01/2030		37	38
6.530% due 02/01/2031 ~		1,761	1,703

Crown Point CLO Ltd.
3.136% due 10/20/2028 •		9,260	9,249

Denali Capital CLO LLC
2.986% due 10/26/2027 •		22,470	22,462

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		8,300	8,288

ECAF Ltd.
3.473% due 06/15/2040		332	333
4.947% due 06/15/2040		456	458

ECMC Group Student Loan Trust
2.542% due 02/27/2068 •		7,200	7,080

First Franklin Mortgage Loan Trust
2.527% due 09/25/2035 •		241	243

First NLC Trust
2.497% due 12/25/2035 •		359	362

Gallatin CLO Ltd.
3.051% (US0003M + 1.050%) due 07/15/2027 ~		13,548	13,573

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	2,150	2,406

ICG U.S. CLO Ltd.
2.851% due 01/16/2028 •		$5,600	5,581

Jamestown CLO Ltd.
3.222% due 01/17/2027 •		8,331	8,333

Jubilee CLO BV
0.405% due 12/15/2029 •	EUR	12,850	14,392

LMREC, Inc.
2.760% due 02/22/2032 •		$834	833
3.480% due 11/24/2031 •		2,657	2,659

Loomis Sayles CLO Ltd.
2.901% due 04/15/2028 •		14,000	13,934

M360 Advisors LLC
4.395% due 07/24/2028		3,714	3,728

MACH Cayman Ltd.
3.474% due 10/15/2039		2,467	2,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
1.912% due 02/25/2037 •		$167	$70

METAL LLC
4.581% due 10/15/2042		2,483	2,505

Morgan Stanley ABS Capital, Inc. Trust
2.437% due 09/25/2035 •		299	299
2.692% due 07/25/2034 •		6,298	6,238
3.042% due 07/25/2037 •		7,000	6,733

Morgan Stanley Mortgage Loan Trust
2.152% due 04/25/2037 •		116	54

Mountain View CLO Ltd.
2.801% due 10/15/2026 •		5,389	5,387

Navient Student Loan Trust
2.842% due 12/27/2066 •		14,344	14,276

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.677% due 09/25/2035 •		1,000	1,007

OCP CLO Ltd.
2.801% due 07/15/2027 •		2,762	2,761

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		1,076	1,078

Residential Asset Securities Corp. Trust
2.432% due 08/25/2035 •		6,189	6,164

S-Jets Ltd.
3.967% due 08/15/2042		5,066	5,074

SLM Student Loan Trust
1.348% due 03/15/2038 •	GBP	19,380	24,660

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$4,952	4,953

Structured Asset Investment Loan Trust
2.482% due 06/25/2035 •		14	14
2.497% due 03/25/2034 •		3,002	2,969

Structured Asset Securities Corp. Mortgage Loan Trust
2.132% due 02/25/2036 •		323	324
2.467% due 11/25/2035 •		643	645

Symphony CLO Ltd.
2.881% due 04/15/2028 •		9,600	9,580

Telos CLO Ltd.
2.952% due 04/17/2028 •		2,950	2,946

TICP CLO Ltd.
2.806% due 04/20/2028 •		12,450	12,432

Toro European CLO 3 DAC
0.650% due 04/15/2030 •	EUR	6,080	6,820

Towd Point Mortgage Trust
2.792% due 10/25/2059 •		$12,474	12,520

Venture CDO Ltd.
2.881% due 04/15/2027 •		23,000	22,908

Venture CLO Ltd.
2.992% due 04/20/2029 •		9,300	9,292

WAVE LLC
3.597% due 09/15/2044		2,455	2,431

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
2.677% due 11/25/2035 •	$585	$586
2.842% due 10/25/2034 •	220	218

Total Asset-Backed Securities (Cost $342,617)		344,456

	SHARES
PREFERRED SECURITIES 4.8%

BANKING & FINANCE 4.2%

Banco Santander S.A.
6.250% due 09/11/2021 •(b)(c)	400,000	479

Bank of America Corp.
5.875% due 03/15/2028 •(b)	6,700,000	7,435

Charles Schwab Corp.
4.625% due 03/01/2022 •(b)	4,503,000	4,651
5.000% due 12/01/2027 •(b)	5,000,000	5,270

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(b)	3,600,000	3,748
5.406% (US0003M + 3.470%) due 01/30/2020 ~(b)	15,109,000	15,268

MetLife Capital Trust
7.875% due 12/15/2067	600,000	802

State Street Corp.
5.625% due 12/15/2023 •(b)	14,000,000	14,879

Wells Fargo & Co.
5.664% (US0003M + 3.770%) due 03/15/2020 ~(b)	6,675,000	6,767

		59,299

INDUSTRIALS 0.6%

General Electric Co.
5.000% due 01/21/2021 •(b)	9,000,000	8,829

Total Preferred Securities (Cost $65,357)		68,128

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.3%
		$4,033

Total Short-Term Instruments (Cost $4,033)		4,033

Total Investments in Securities (Cost $2,107,213)		2,149,184

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	18,475	183

Total Short-Term Instruments (Cost $183)		183

Total Investments in Affiliates (Cost $183)		183

Total Investments 149.9% (Cost $2,107,396)		$2,149,367

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $3,835)		(991)

Other Assets and Liabilities, net (49.8)%		(714,177)

Net Assets 100.0%		$1,434,199

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$4,033	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(4,117)	$4,033	$4,033

Total Repurchase Agreements						$(4,117)	$4,033	$4,033

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	1.880%	12/11/2019	01/09/2020	$(21,460)	$(21,484)
SGY	2.050	12/30/2019	01/06/2020	(3,723)	(3,724)

Total Reverse Repurchase Agreements					$(25,208)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.050%	12/24/2019	01/07/2020	$(1,281)	$(1,282)
	2.100	12/17/2019	01/03/2020	(19,121)	(19,139)

Total Sale-Buyback Transactions					$(20,421)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$4,033	$0	$0	$4,033	$(4,117)	$(84)
JPS	0	(21,484)	0	(21,484)	20,911	(573)
SGY	0	(3,724)	0	(3,724)	3,684	(40)

Master Securities Forward Transaction Agreement
GSC	0	0	(20,421)	(20,421)	19,981	(440)

Total Borrowings and Other Financing Transactions	$4,033	$(25,208)	$(20,421)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(25,208)	$0	$0	$(25,208)

Total	$0	$(25,208)	$0	$0	$(25,208)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(20,421)	0	0	(20,421)

Total	$0	$(20,421)	$0	$0	$(20,421)

Total Borrowings	$0	$(45,629)	$0	$0	$(45,629)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(45,629)

(e)	Securities with an aggregate market value of $44,576 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(97,262) at a weighted average interest rate of 2.505%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond March Futures	03/2020	521	$99,635	$(1,704)	$0	$(655)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2020	758	$(138,395)	$2,150	$893	$0

Total Futures Contracts				$446	$893	$(655)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.332%	$30,500	$3,769	$(248)	$3,521	$0	$(12)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.138	10,600	1,925	(351)	1,574	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.652	5,800	(201)	280	79	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.766	3,400	(6)	41	35	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2024	0.857	1,800	(29)	42	13	0	0
Kinder Morgan, Inc.	1.000	Quarterly	06/20/2021	0.118	8,900	(182)	300	118	0	(3)
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.139	1,100	(37)	56	19	0	0

						$5,239	$120	$5,359	$0	$(18)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027	JPY	6,290,000	$(80)	$(1,014)	$(1,094)	$0	$(82)

Total Swap Agreements							$5,159	$(894)	$4,265	$0	$(100)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$893	$0	$893	$0	$(655)	$(100)	$(755)

(g)

Securities with an aggregate market value of $14,020 and cash of $17,619 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2020	AUD	16,464	$		11,179	$0	$(377)
BPS	01/2020	EUR	8,726			9,728	0	(64)
	01/2020	GBP	65,397			84,686	0	(1,957)
CBK	01/2020	$	642		JPY	69,678	0	0
	02/2020		214		ZAR	3,171	11	0
	03/2020	KRW	3,199,711		$	2,727	0	(45)
DUB	03/2020	TWD	1,450,703			48,027	0	(542)
	03/2020	$	17,306		IDR	247,371,644	389	0
HUS	01/2020		6,309		COP	21,963,619	369	0
	01/2020		10,774		MXN	213,378	490	0
	03/2020		12,983		INR	945,743	165	0
IND	01/2020		5,165		COP	18,042,501	321	0
JPM	02/2020		409		PLN	1,602	14	0

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	01/2020	EUR	36,553	$	40,417	$0	$(602)
	01/2020	$	1,422	GBP	1,098	33	0
	01/2020		1,019	JPY	110,500	0	(2)
	03/2020		5,591	RUB	363,325	216	0

Total Forward Foreign Currency Contracts						$2,008	$(3,589)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$73.000	01/07/2020	265,000	$10	$0

Total Purchased Options					$10	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475%	01/15/2020	23,350	$(14)	$(45)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	23,350	(32)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	25,000	(14)	(56)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	25,000	(51)	(3)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	53,900	(29)	(105)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	53,900	(80)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	26,300	(19)	(40)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	26,300	(39)	(5)

Total Written Options						$(278)	$(256)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.482%	$2,800	$(16)	$(24)	$0	$(40)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.526%	$9,250	$(644)	$754	$110	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	13,500	(220)	454	234	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.685%	$2,800	$(45)	$84	$39	$0
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.555	800	66	22	88	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	3,000	(52)	54	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	1,200	(20)	37	17	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.883	200	(7)	8	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	2,200	(34)	36	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.494	2,300	(21)	61	40	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	1,700	(14)	32	18	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	0.555	500	43	12	55	0
HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	900	(15)	30	15	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	100	(2)	3	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	11,900	(75)	201	126	0

							$(1,040)	$1,788	$748	$0

Total Swap Agreements							$(1,056)	$1,764	$748	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$(377)	$0	$0	$(377)	$(377)	$319	$(58)
BPS	0	0	383	383	(2,021)	(105)	0	(2,126)	(1,743)	744	(999)
BRC	0	0	88	88	0	0	0	0	88	0	88
CBK	11	0	19	30	(45)	0	0	(45)	(15)	0	(15)
DBL	0	0	0	0	0	(151)	0	(151)	(151)	0	(151)
DUB	389	0	0	389	(542)	0	0	(542)	(153)	(100)	(253)
GST	0	0	116	116	0	0	(40)	(40)	76	0	76
HUS	1,024	0	15	1,039	0	0	0	0	1,039	(960)	79
IND	321	0	0	321	0	0	0	0	321	(270)	51
JPM	14	0	1	15	0	0	0	0	15	0	15
MYC	0	0	126	126	0	0	0	0	126	0	126
MYI	249	0	0	249	(604)	0	0	(604)	(355)	337	(18)

Total Over the Counter	$2,008	$0	$748	$2,756	$(3,589)	$(256)	$(40)	$(3,885)

(i)

Securities with an aggregate market value of $1,800 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$893	$893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,008	$0	$2,008
Swap Agreements	0	748	0	0	0	748

	$0	$748	$0	$2,008	$0	$2,756

	$0	$748	$0	$2,008	$893	$3,649

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$655	$655
Swap Agreements	0	18	0	0	82	100

	$0	$18	$0	$0	$737	$755

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,589	$0	$3,589
Written Options	0	256	0	0	0	256
Swap Agreements	0	40	0	0	0	40

	$0	$296	$0	$3,589	$0	$3,885

	$0	$314	$0	$3,589	$737	$4,640

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(40)	$(40)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	8,677	8,677
Swap Agreements	0	2,502	0	0	(27,243)	(24,741)

	$0	$2,502	$0	$0	$(18,603)	$(16,101)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,300	$0	$5,300
Purchased Options	0	0	0	0	(62)	(62)
Written Options	0	106	0	0	0	106
Swap Agreements	0	1,713	0	0	0	1,713

	$0	$1,819	$0	$5,300	$(62)	$7,057

	$0	$4,321	$0	$5,300	$(18,665)	$(9,044)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	(5,152)	(5,152)
Swap Agreements	0	974	0	0	(7,775)	(6,801)

	$0	$974	$0	$0	$(12,913)	$(11,939)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,806)	$0	$(1,806)
Written Options	0	26	0	0	0	26
Swap Agreements	0	1,099	0	0	0	1,099

	$0	$1,125	$0	$(1,806)	$0	$(681)

	$0	$2,099	$0	$(1,806)	$(12,913)	$(12,620)

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,107	$16,053	$29,160
Corporate Bonds & Notes
Banking & Finance	0	468,840	130	468,970
Industrials	0	156,388	0	156,388
Utilities	0	11,292	0	11,292
Municipal Bonds & Notes
California	0	3,701	0	3,701
Illinois	0	1,797	0	1,797
New Jersey	0	4,933	0	4,933
New York	0	11,152	0	11,152
Texas	0	4,968	0	4,968
Virginia	0	5,114	0	5,114
U.S. Government Agencies	0	772,290	0	772,290
U.S. Treasury Obligations	0	175,756	0	175,756
Non-Agency Mortgage-Backed Securities	0	87,046	0	87,046
Asset-Backed Securities	0	344,456	0	344,456
Preferred Securities
Banking & Finance	0	59,299	0	59,299
Industrials	0	8,829	0	8,829
Short-Term Instruments
Repurchase Agreements	0	4,033	0	4,033
	$0	$2,133,001	$16,183	$2,149,184

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$183	$0	$0	$183
Total Investments	$183	$2,133,001	$16,183	$2,149,367

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	893	0	0	893
Over the counter	0	2,756	0	2,756
	$893	$2,756	$0	$3,649

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(655)	(100)	0	(755)
Over the counter	0	(3,885)	0	(3,885)
	$(655)	$(3,985)	$0	$(4,640)
Total Financial Derivative Instruments	$238	$(1,229)	$0	$(991)
Totals	$421	$2,131,772	$16,183	$2,148,376

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

December 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,766	$15,108	$(3,036)	$13	$(2)	$204	$0	$0	$16,053	$204
Corporate Bonds & Notes
Banking & Finance	83	0	0	0	0	47	0	0	130	47
Industrials	6,058	0	(6,100)	(18)	(71)	131	0	0	0	0
Non-Agency Mortgage-Backed Securities	22,700	0	(17,489)	0	2	52	0	(5,265)	0	0

Totals	$32,607	$15,108	$(26,625)	$(5)	$(71)	$434	$0	$(5,265)	$16,183	$251

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
Category and Subcategory				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,931	Proxy Pricing	Base Price	101.080	—
	12,122	Third Party Vendor	Broker Quote	100.000-100.372	100.185
Corporate Bonds & Notes
Banking & Finance	130	Other Valuation Techniques(2)	—	—	—

Total	$16,183

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series LD

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 202.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

Qatar National Bank SAQ
2.799% (LIBOR03M + 0.900%) due 12/22/2020 «~	$1,000	$1,002

Total Loan Participations and Assignments (Cost $997)		1,002

CORPORATE BONDS & NOTES 135.2%

BANKING & FINANCE 67.3%

AerCap Ireland Capital DAC
4.250% due 07/01/2020	500	505
4.625% due 10/30/2020	500	510

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,317

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,596

Ally Financial, Inc.
4.125% due 03/30/2020	300	302
4.250% due 04/15/2021	200	205
8.000% due 03/15/2020	200	202

American Tower Corp.
3.300% due 02/15/2021 (d)	400	405
3.375% due 05/15/2024 (d)	1,200	1,246

Aozora Bank Ltd.
2.750% due 03/09/2020 (d)	1,000	1,001
3.810% due 09/07/2021	700	715

Assurant, Inc.
3.197% (US0003M + 1.250%) due 03/26/2021 ~	67	67

Athene Global Funding
3.138% (US0003M + 1.230%) due 07/01/2022 ~(d)	1,400	1,419

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	1,100	1,108
4.125% due 08/01/2025 (d)	400	418
6.750% due 04/06/2021	250	263

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (d)	400	432

Barclays PLC
4.338% due 05/16/2024 •(d)	1,200	1,265

BGC Partners, Inc.
5.125% due 05/27/2021	300	310

BOC Aviation Ltd.
2.375% due 09/15/2021	400	399
3.000% due 03/30/2020	850	851
3.000% due 05/23/2022	1,300	1,311

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
2.886% (US0003M + 0.950%) due 07/24/2023 ~(d)	$1,500	$1,514

CK Hutchison International Ltd.
3.250% due 04/11/2024 (d)	1,000	1,027

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (d)	850	885

Danske Bank A/S
2.000% due 09/08/2021	500	498
2.947% (US0003M + 1.060%) due 09/12/2023 ~(d)	1,500	1,497

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	82	84

Five Corners Funding Trust
4.419% due 11/15/2023 (d)	500	543

Ford Motor Credit Co. LLC
4.250% due 09/20/2022 (d)	1,600	1,655
5.750% due 02/01/2021	500	516

General Motors Financial Co., Inc.
3.550% due 07/08/2022 (d)	2,000	2,059

Goldman Sachs Group, Inc.
2.707% (US0003M + 0.780%) due 10/31/2022 ~(d)	1,700	1,712

Hyundai Capital Services, Inc.
2.875% due 03/16/2021	1,000	1,005

ICICI Bank Ltd.
3.125% due 08/12/2020	300	301
3.500% due 03/18/2020	400	401

International Lease Finance Corp.
8.250% due 12/15/2020	250	264

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)	600	600

Mitsubishi UFJ Financial Group, Inc.
2.796% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	2,016

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	1,000	999

Nationwide Building Society
3.622% due 04/26/2023 •(d)	500	514

Navient Corp.
5.875% due 03/25/2021	100	104
6.625% due 07/26/2021	300	318
8.000% due 03/25/2020	333	337

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020 (d)	1,300	1,298
2.414% (US0003M + 0.520%) due 03/15/2021 ~(d)	900	900
2.558% (US0003M + 0.630%) due 09/21/2021 ~(d)	500	500

ORIX Corp.
2.900% due 07/18/2022 (d)	1,200	1,223

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 01/19/2022	$500	$509

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022 (d)	1,300	1,389

Qatari Diar Finance QSC
5.000% due 07/21/2020	600	610

QNB Finance Ltd.
2.902% (US0003M + 1.000%) due 05/02/2022 ~	400	401
3.351% (US0003M + 1.450%) due 08/11/2021 ~	600	606

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •(d)	600	615
4.519% due 06/25/2024 •(d)	900	956

Santander UK Group Holdings PLC
2.875% due 10/16/2020 (d)	1,000	1,006

Santander UK PLC
3.400% due 06/01/2021	1,100	1,123

SBA Tower Trust
3.156% due 10/10/2045 (d)	1,800	1,803

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021 (d)	1,200	1,208
2.650% due 07/15/2021	600	604
3.000% due 07/15/2022	300	305
3.550% due 04/15/2024	300	312

Springleaf Finance Corp.
6.125% due 05/15/2022	400	431
7.750% due 10/01/2021	600	653
8.250% due 12/15/2020	200	210

Standard Chartered PLC
2.744% due 09/10/2022 •(d)	1,300	1,309

State Bank of India
2.993% (US0003M + 0.950%) due 04/06/2020 ~	600	601

Swedbank AB
2.594% (US0003M + 0.700%) due 03/14/2022 ~	200	200

		53,684

INDUSTRIALS 57.7%

AbbVie, Inc.
2.300% due 11/21/2022 (d)	1,400	1,408

Allergan Sales LLC
5.000% due 12/15/2021	400	418

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)	600	614

Bacardi Ltd.
4.500% due 01/15/2021	1,700	1,736

BAT Capital Corp.
2.764% due 08/15/2022 (d)	1,500	1,522

Bayer U.S. Finance LLC
2.750% due 07/15/2021	100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)	$1,100	$1,104

Broadcom Corp.
3.000% due 01/15/2022 (d)	800	812

Broadcom, Inc.
4.250% due 04/15/2026 (d)	1,100	1,170

Central Nippon Expressway Co. Ltd.
2.744% (US0003M + 0.850%) due 09/14/2021 ~(d)	1,400	1,409

Charter Communications Operating LLC
3.579% due 07/23/2020	500	503
4.464% due 07/23/2022	1,200	1,261
4.500% due 02/01/2024	300	323

Crown Castle Towers LLC
3.222% due 05/15/2042 (d)	300	304

CVS Health Corp.
3.350% due 03/09/2021 (d)	478	486

D.R. Horton, Inc.
4.375% due 09/15/2022 (d)	1,000	1,048

Daimler Finance North America LLC
2.550% due 08/15/2022 (d)	1,700	1,713

Dell International LLC
4.420% due 06/15/2021 (d)	600	617
5.450% due 06/15/2023 (d)	400	434

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,400	1,434

EMC Corp.
2.650% due 06/01/2020	800	801

EQT Corp.
2.679% (US0003M + 0.770%) due 10/01/2020 ~(d)	1,500	1,496

GATX Corp.
2.611% (US0003M + 0.720%) due 11/05/2021 ~	200	201

General Mills, Inc.
6.610% due 10/15/2022 (d)	500	516

Georgia-Pacific LLC
3.734% due 07/15/2023	200	209

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)	650	657
3.750% due 07/21/2022	1,100	1,132

Japan Tobacco, Inc.
2.000% due 04/13/2021	500	499

Kansas City Southern
3.000% due 05/15/2023 (d)	1,500	1,535

Las Vegas Sands Corp.
2.900% due 06/25/2025	300	304
3.500% due 08/18/2026 (d)	500	515

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	156	161

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lear Corp.
5.250% due 01/15/2025 (d)	$1,500	$1,542

Masco Corp.
5.950% due 03/15/2022	76	82

Mylan NV
3.150% due 06/15/2021 (d)	1,700	1,722

NXP BV
4.125% due 06/01/2021 (d)	500	513
4.625% due 06/15/2022 (d)	1,200	1,265

Occidental Petroleum Corp.
3.360% (US0003M + 1.450%) due 08/15/2022 ~(d)	1,100	1,106

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020 (d)	700	711
6.000% due 04/07/2023 (d)	1,000	1,095

Pioneer Natural Resources Co.
3.450% due 01/15/2021 (d)	300	304

Reynolds American, Inc.
4.000% due 06/12/2022 (d)	600	624

Ryder System, Inc.
2.875% due 06/01/2022 (d)	1,200	1,218

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021 (d)	1,400	1,439
6.250% due 03/15/2022	300	322

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	100	101

Spirit AeroSystems, Inc.
2.694% (US0003M + 0.800%) due 06/15/2021 ~	500	499
3.950% due 06/15/2023	600	619

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	350	354

Syngenta Finance NV
3.698% due 04/24/2020	1,700	1,705
3.933% due 04/23/2021	200	203

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	52	50

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022 (d)	500	506

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	800	850

WestJet Airlines Ltd.
3.500% due 06/16/2021 (d)	1,100	1,118

ZF North America Capital, Inc.
4.000% due 04/29/2020	1,700	1,708

		46,099

UTILITIES 10.2%

AT&T, Inc.
2.799% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.067% (US0003M + 1.180%) due 06/12/2024 ~(d)	$700	$713

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	200

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	300	319

Edison International
2.125% due 04/15/2020 (d)	1,800	1,801

Enel Finance International NV
4.250% due 09/14/2023	200	212

FirstEnergy Corp.
2.850% due 07/15/2022 (d)	700	711

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	179	182

Southern Power Co.
2.458% (US0003M + 0.550%) due 12/20/2020 ~	65	65

Sprint Communications, Inc.
6.000% due 11/15/2022	300	315

Sprint Corp.
7.250% due 09/15/2021	1,100	1,165

Telstra Corp. Ltd.
3.125% due 04/07/2025	100	103

Verizon Communications, Inc.
3.010% (US0003M + 1.100%) due 05/15/2025 ~(d)	1,100	1,126

Wisconsin Electric Power Co.
2.050% due 12/15/2024	100	100

		8,121

Total Corporate Bonds & Notes (Cost $106,464)		107,904

MUNICIPAL BONDS & NOTES 1.2%

PENNSYLVANIA 1.2%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.070% (US0003M + 0.130%) due 10/25/2036 ~	942	932

Total Municipal Bonds & Notes (Cost $927)		932

U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
1.790% due 09/25/2022 •	11	11

Freddie Mac
5.740% due 01/15/2022 •	6	6

Ginnie Mae
2.215% due 10/20/2037 •	38	39
2.454% due 08/20/2061 •	6	6

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.574% due 05/20/2066 •	$165	$166

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2050	4,800	4,862

Total U.S. Government Agencies (Cost $5,084)		5,090

U.S. TREASURY OBLIGATIONS 16.2%

U.S. Treasury Inflation Protected Securities (a)
0.875% due 01/15/2029	1,529	1,624

U.S. Treasury Notes
1.500% due 10/31/2024 (d)	11,400	11,296

Total U.S. Treasury Obligations (Cost $12,937)		12,920

NON-AGENCY MORTGAGE-BACKED SECURITIES 15.8%

Banc of America Funding Trust
2.065% due 02/20/2035 •	5	5
4.752% due 09/20/2034 ~	61	64

Bancorp Commercial Mortgage Trust
2.815% due 09/15/2036 •	199	199

Bear Stearns Adjustable Rate Mortgage Trust
4.153% due 01/25/2034 ~	7	7
4.222% due 04/25/2033 ~	27	27
4.662% due 11/25/2034 ~	47	46

Brass PLC
2.806% due 11/16/2066 •	200	200

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •	5	5

Countrywide Alternative Loan Trust
1.952% due 07/25/2036 •	94	93

Credit Suisse First Boston Mortgage Securities Corp.
4.031% due 06/25/2033 ~	14	14
6.500% due 04/25/2033	56	58

GSR Mortgage Loan Trust
3.690% due 08/25/2033 •	66	68
4.269% due 09/25/2035 ~	4	4

Holmes Master Issuer PLC
2.421% due 10/15/2054 •	1,382	1,382

Impac CMB Trust
2.432% due 03/25/2035 •	303	298
2.792% due 07/25/2033 •	212	206

JPMorgan Chase Commercial Mortgage Securities Trust
3.190% due 12/15/2031 •	1,000	1,000

JPMorgan Mortgage Trust
4.270% due 02/25/2034 ~	34	35
4.304% due 04/25/2035 ~	103	106
4.351% due 09/25/2034 ~	6	6
4.431% due 06/25/2035 ~	15	15
4.611% due 02/25/2035 ~	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lanark Master Issuer PLC
2.669% due 12/22/2069 •	$1,300	$1,304

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	970	970

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.220% due 06/15/2030 •	17	17
2.612% due 10/20/2029 •	11	11

Merrill Lynch Mortgage Investors Trust
2.252% due 04/25/2029 •	5	5
2.432% due 10/25/2028 •	5	5
4.359% due 02/25/2035 ~	109	110

MF1 2019-FL2 Ltd.
2.922% due 12/25/2034 •	2,000	2,005

Morgan Stanley Mortgage Loan Trust
4.126% due 11/25/2034 ~	7	7

Motel 6 Trust
2.660% due 08/15/2034 •	617	618

Prime Mortgage Trust
2.192% due 02/25/2034 •	7	7

Sequoia Mortgage Trust
2.114% due 10/19/2026 •	60	60
2.525% due 10/20/2027 •	8	8

Structured Asset Mortgage Investments Trust
2.344% due 07/19/2034 •	34	34
2.424% due 09/19/2032 •	9	9
6.158% due 06/25/2029 ~	5	5

Structured Asset Securities Corp. Mortgage Loan Trust
2.392% due 10/25/2027 •	7	7

Thornburg Mortgage Securities Trust
2.432% due 09/25/2043 •	6	6
4.459% due 04/25/2045 ~	21	21

VMC Finance LLC
2.657% due 10/15/2035 •	762	762

WaMu Mortgage Pass-Through Certificates Trust
2.062% due 12/25/2045 •	166	165
2.082% due 10/25/2045 •	29	28
2.192% due 06/25/2044 •	24	23
2.532% due 11/25/2034 •	57	58
3.639% due 06/25/2042 •	6	6

Wells Fargo Commercial Mortgage Trust
2.591% due 12/13/2031 •	1,000	998

Wells Fargo-RBS Commercial Mortgage Trust
3.187% due 06/15/2044 •	1,545	1,556

Total Non-Agency Mortgage-Backed Securities (Cost $12,599)		12,647

ASSET-BACKED SECURITIES 23.9%

Allegro CLO Ltd.
3.156% due 01/30/2026 •	62	62

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Amortizing Residential Collateral Trust
2.792% due 10/25/2034 •	$255	$256

Bear Stearns Asset-Backed Securities Trust
2.542% due 03/25/2035 •	1,000	987
2.592% due 10/27/2032 •	38	37
2.992% due 01/25/2045 •	539	541

Chase Funding Trust
2.532% due 10/25/2032 •	63	63

Colony American Finance Ltd.
2.544% due 06/15/2048	54	54

Countrywide Asset-Backed Certificates Trust
2.272% due 05/25/2036 •	500	492

Delta Funding Home Equity Loan Trust
2.560% due 09/15/2029 •	6	6

Finance America Mortgage Loan Trust
2.617% due 08/25/2034 •	136	136

First Franklin Mortgage Loan Trust
1.952% due 04/25/2036 •	1,448	1,411

GSAMP Trust
2.052% due 06/25/2036 •	800	780

Halcyon Loan Advisors Funding Ltd.
2.886% due 04/20/2027 •	720	720
3.133% due 04/18/2026 •	174	174

LCM LP
3.006% due 10/20/2027 •	250	249

Monarch Grove CLO
2.820% due 01/25/2028 •	1,500	1,496

New Century Home Equity Loan Trust
2.722% due 11/25/2034 •	802	805

NovaStar Mortgage Funding Trust
2.452% due 01/25/2036 •	1,500	1,499

Palmer Square Loan Funding Ltd.
2.836% due 10/24/2027 •	1,300	1,300

RAAC Trust
2.342% due 01/25/2046 •	1,000	996

Residential Mortgage Loan Trust
3.292% due 09/25/2029 •	3	3

Securitized Asset-Backed Receivables LLC Trust
2.467% due 01/25/2035 •	717	710

SLM Student Loan Trust
2.444% due 12/15/2025 •	332	331
2.690% due 04/25/2023 •	690	678
3.440% due 04/25/2023 •	447	448
3.640% due 07/25/2023 •	364	366

SMB Private Education Loan Trust
2.740% due 06/15/2027 •	182	182

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	214	217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.792% due 10/25/2059 •	$1,143	$1,147
3.000% due 11/25/2059 ~	1,074	1,077

Venture CLO Ltd.
2.992% due 04/20/2029 •	900	899

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	690	693

Zais CLO Ltd.
3.151% due 04/15/2028 •	300	300

Total Asset-Backed Securities (Cost $19,034)		19,115

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
2.895% (US0003M + 1.000%) due 08/21/2022 ~	250	250

Total Sovereign Issues (Cost $249)		250

	SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

JPMorgan Chase & Co.
5.406% (US0003M + 3.470%) due 01/30/2020 ~(b)	440,000	445

Total Preferred Securities (Cost $440)		445

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.9%

COMMERCIAL PAPER 0.4%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	$300	299

REPURCHASE AGREEMENTS (c) 1.5%
		1,212

Total Short-Term Instruments (Cost $1,511)		1,511

Total Investments in Securities (Cost $160,242)		161,816

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	11,953	$118

Total Short-Term Instruments (Cost $118)		118

Total Investments in Affiliates (Cost $118)		118

Total Investments 202.9% (Cost $160,360)		$161,934

Financial Derivative Instruments (e)(f) (0.2)% (Cost or Premiums, net $(336))		(170)

Other Assets and Liabilities, net (102.7)%		(81,958)

Net Assets 100.0%		$79,806

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.450%	12/30/2019	01/03/2020	$933	U.S. Treasury Notes 2.250% due 08/15/2027	$(934)	$933	$933
FICC	1.250	12/31/2019	01/02/2020	279	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(285)	279	279

Total Repurchase Agreements						$(1,219)	$1,212	$1,212

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPG	2.080%	01/02/2020	02/03/2020		$(409)	$(409)
BPS	2.000	11/01/2019	TBD	(3)	(778)	(781)
	2.080	01/02/2020	02/03/2020		(24,505)	(24,505)
	2.120	12/11/2019	01/08/2020		(4,132)	(4,137)
	2.140	12/18/2019	01/02/2020		(24,890)	(24,912)
	2.180	11/18/2019	01/17/2020		(9,026)	(9,051)
CFR	2.250	10/30/2019	01/23/2020		(1,060)	(1,064)
CIW	1.920	11/01/2019	TBD	(3)	(4,012)	(4,025)
FOB	2.150	12/10/2019	01/09/2020		(5,532)	(5,540)
	2.150	12/12/2019	01/10/2020		(4,316)	(4,321)
RDR	1.950	12/06/2019	01/06/2020		(2,747)	(2,751)
	1.968	12/13/2019	01/14/2020		(678)	(679)
	2.000	12/16/2019	01/16/2020		(955)	(956)
TDM	1.950	01/03/2020	02/03/2020		(5,961)	(5,961)
	2.140	12/20/2019	01/03/2020		(5,932)	(5,937)
	2.140	12/26/2019	01/09/2020		(1,354)	(1,355)
UBS	2.450	11/07/2019	02/05/2020		(1,425)	(1,430)

Total Reverse Repurchase Agreements						$(97,814)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
GSC	1.500%	12/31/2019	01/02/2020	$(11,322)	$(11,323)

Total Sale-Buyback Transactions					$(11,323)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (1.2)%
U.S. Treasury Notes	2.250%	08/15/2027	$900	$(927)	$(932)

Total Short Sales (1.2)%				$(927)	$(932)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$933	$0	$0	$0	$933	$(934)	$(1)
BPG	0	(409)	0	0	(409)	0	(409)
BPS	0	(63,386)	0	0	(63,386)	40,841	(22,545)
CFR	0	(1,064)	0	0	(1,064)	1,106	42
CIW	0	(4,025)	0	0	(4,025)	4,198	173
FICC	279	0	0	0	279	(285)	(6)
FOB	0	(9,861)	0	0	(9,861)	10,365	504
RDR	0	(4,386)	0	0	(4,386)	4,595	209
TDM	0	(13,253)	0	0	(13,253)	7,572	(5,681)
UBS	0	(1,430)	0	0	(1,430)	1,496	66

Master Securities Forward Transaction Agreement
BPG	0	0	0	(932)	(932)	0	(932)
GSC	0	0	(11,323)	0	(11,323)	11,296	(27)

Total Borrowings and Other Financing Transactions	$1,212	$(97,814)	$(11,323)	$(932)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(60,703)	$(1,430)	$(4,806)	$(66,939)

Total	$0	$(60,703)	$(1,430)	$(4,806)	$(66,939)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(11,323)	0	0	(11,323)

Total	$0	$(11,323)	$0	$0	$(11,323)

Total Borrowings	$0	$(72,026)	$(1,430)	$(4,806)	$(78,262)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(78,262)

(d)	Securities with an aggregate market value of $81,469 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(94,457) at a weighted average interest rate of 2.509%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

(4)	Payable for short sales includes $8 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(30,875) is outstanding at period end.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$104.500	02/21/2020	6	$12	$0	$0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	104.875	02/21/2020	40	80	1	0
Put - CBOT U.S. Treasury 2-Year Note March 2020 Futures	105.000	02/21/2020	1	2	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.250	02/21/2020	34	34	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	110.500	02/21/2020	5	5	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	128.000	02/21/2020	24	24	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	166.000	02/21/2020	47	47	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	167.000	02/21/2020	36	36	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	240.000	02/21/2020	10	10	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	245.000	02/21/2020	18	18	0	0

Total Purchased Options					$2	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond March Futures	03/2020	80	$	8,026	$(159)	$0	$(42)
U.S. Treasury 2-Year Note March Futures	03/2020	47		10,129	(3)	2	0
U.S. Treasury 5-Year Note March Futures	03/2020	39		4,626	(6)	0	(1)

					$(168)	$2	$(43)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra March Futures	03/2020	83	$	(11,678)	$123	$15	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2020	13		(2,362)	81	15	0

					$204	$30	$0

Total Futures Contracts					$36	$32	$(43)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$10,692	$ (701)	$(349)	$(1,050)	$4	$0
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	1,400	(26)	(10)	(36)	0	0

					$ (727)	$(359)	$(1,086)	$4	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.336%	Annual	03/18/2020	$	104,800	$(2)	$211	$209	$4	$0
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/20/2028	CAD	1,600	43	(31)	12	0	(8)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		5,200	336	(214)	122	0	(33)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	$	62,000	(91)	2,590	2,499	0	(51)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2024		55,800	105	(2,825)	(2,720)	61	0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	12/24/2024		5,700	(9)	(15)	(24)	0	(6)
Receive(4)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		3,300	(17)	104	87	10	0
Receive(4)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	2,100	22	51	73	16	0

							$387	$(129)	$258	$91	$(98)

Total Swap Agreements							$(340)	$(488)	$(828)	$95	$(98)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$32	$95	$127	$0	$(43)	$(98)	$(141)

Cash of $1,031 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2020		AUD	2,838	$		1,927	$0	$(64)
	01/2020		CAD	82			62	0	(2)
BPS	01/2020		AUD	105			72	0	(1)
	01/2020	$		1,809		EUR	1,630	20	0
JPM	01/2020		GBP	32	$		41	0	(1)
	01/2020		MXN	21			1	0	0
MYI	01/2020		EUR	6,552			7,245	0	(108)
	01/2020	$		95		AUD	140	3	0
TOR	01/2020			5,689		JPY	617,600	0	(4)

Total Forward Foreign Currency Contracts								$23	$(180)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.760	02/26/2020	1,600	$0	$0
	Call - OTC USD versus JPY	JPY	118.000	02/26/2020	2,400	0	0
BPS	Call - OTC AUD versus USD	$	0.760	01/15/2020	2,674	0	0
	Call - OTC EUR versus USD		1.280	02/19/2020	3,000	1	0
	Call - OTC EUR versus USD		1.200	03/06/2020	3,600	1	1
	Call - OTC USD versus JPY	JPY	120.000	02/19/2020	3,000	0	0

						$2	$1

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	$71.000	01/07/2020	4,800	$0	$0

Total Purchased Options					$2	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(66)	$0	$0	$(66)	$(66)	$0	$(66)
BPS	20	1	0	21	(1)	0	0	(1)	20	0	20
DUB	0	0	0	0	0	0	0	0	0	(60)	(60)
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYI	3	0	0	3	(108)	0	0	(108)	(105)	0	(105)
TOR	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$23	$1	$0	$24	$(180)	$0	$0	$(180)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$32	$32
Swap Agreements	0	4	0	0	91	95

	$0	$4	$0	$0	$123	$127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Purchased Options	0	0	0	1	0	1

	$0	$0	$0	$24	$0	$24

	$0	$4	$0	$24	$123	$151

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$43	$43
Swap Agreements	0	0	0	0	98	98

	$0	$0	$0	$0	$141	$141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$180	$0	$180

	$0	$0	$0	$180	$141	$321

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Futures	0	0	0	0	(1,882)	(1,882)
Swap Agreements	0	(716)	0	0	(2,091)	(2,807)

	$0	$(716)	$0	$0	$(3,998)	$(4,714)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$369	$0	$369
Purchased Options	0	(4)	0	(7)	(1)	(12)
Written Options	0	36	0	0	155	191

	$0	$32	$0	$362	$154	$548

	$0	$(684)	$0	$362	$(3,844)	$(4,166)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	1,150	1,150
Swap Agreements	0	(852)	0	0	(32)	(884)

	$0	$(852)	$0	$0	$1,117	$265

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(52)	$0	$(52)
Purchased Options	0	1	0	(1)	(189)	(189)
Written Options	0	15	0	0	183	198

	$0	$16	$0	$(53)	$(6)	$(43)

	$0	$(836)	$0	$(53)	$1,111	$222

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,002	$1,002
Corporate Bonds & Notes
Banking & Finance	0	53,684	0	53,684
Industrials	0	46,099	0	46,099
Utilities	0	8,121	0	8,121
Municipal Bonds & Notes
Pennsylvania	0	932	0	932
U.S. Government Agencies	0	5,090	0	5,090
U.S. Treasury Obligations	0	12,920	0	12,920
Non-Agency Mortgage-Backed Securities	0	12,647	0	12,647
Asset-Backed Securities	0	19,115	0	19,115
Sovereign Issues	0	250	0	250
Preferred Securities
Banking & Finance	0	445	0	445
Short-Term Instruments
Commercial Paper	0	299	0	299
Repurchase Agreements	0	1,212	0	1,212
	$0	$160,814	$1,002	$161,816

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$118	$0	$0	$118
Total Investments	$118	$160,814	$1,002	$161,934

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(932)	$0	$(932)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	32	95	0	127
Over the counter	0	24	0	24
	$32	$119	$0	$151

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(43)	(98)	0	(141)
Over the counter	0	(180)	0	(180)
	$(43)	$(278)	$0	$(321)
Total Financial Derivative Instruments	$(11)	$(159)	$0	$(170)
Totals	$107	$159,723	$1,002	$160,832

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$0	$0	$0	$0	$1,002	$0	$1,002	$0

Totals	$0	$0	$0	$0	$0	$0	$1,002	$0	$1,002	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)	Weighted Average %
Investments in Securities, at Value
Loan Participations and Assignments	$1,002	Third Party Vendor	Broker Quote	100.200	—

Total	$1,002

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

PG&E Corp.
2.250% due 12/31/2020 «µ		$1,750	$1,756
3.970% (LIBOR03M + 2.250%) due 12/31/2020 «~		5,250	5,270

Total Loan Participations and Assignments (Cost $7,000)			7,026

CORPORATE BONDS & NOTES 27.8%

BANKING & FINANCE 20.3%

AerCap Ireland Capital DAC
5.000% due 10/01/2021		15,800	16,566

Air Lease Corp.
3.625% due 12/01/2027		3,300	3,418

Banco Santander Mexico S.A.
4.125% due 11/09/2022		26,100	27,177

Bank of America Corp.
3.093% due 10/01/2025 •		1,400	1,445

Barclays Bank PLC
7.625% due 11/21/2022 (f)		5,500	6,185

Barclays PLC
4.375% due 01/12/2026		6,500	7,042
4.972% due 05/16/2029 •		3,100	3,494
8.000% due 06/15/2024 •(e)(f)		5,600	6,269

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,909

BPCE S.A.
4.625% due 07/11/2024		14,300	15,386

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	3,989

Credit Suisse AG
6.500% due 08/08/2023 (f)		16,000	17,879

Credit Suisse Group AG
7.500% due 12/11/2023 •(e)(f)		1,200	1,352

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		500	523
4.550% due 04/17/2026		1,000	1,110

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	8,763

Deutsche Bank AG
3.961% due 11/26/2025 •		9,000	9,198
4.250% due 10/14/2021		800	823

Discover Financial Services
4.500% due 01/30/2026		4,500	4,918

Equinix, Inc.
2.875% due 03/15/2024	EUR	10,000	11,598

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$4,000	4,357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$1,000	$1,004
3.550% due 10/07/2022		4,300	4,364

General Motors Financial Co., Inc.
3.200% due 07/13/2020		300	301
4.250% due 05/15/2023		9,630	10,148

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,781

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,326

HSBC Holdings PLC
4.583% due 06/19/2029 •		3,400	3,800

ING Groep NV
4.625% due 01/06/2026		5,200	5,783

Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,403

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		5,500	5,701

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,496
7.500% due 09/27/2025 •(e)(f)		6,000	6,733

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		800	812
5.250% due 08/15/2022		6,100	6,516

Piper Jaffray Cos.
4.740% due 10/15/2021		4,000	3,995

Royal Bank of Scotland Group PLC
4.800% due 04/05/2026		2,000	2,222

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,639

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	2,023

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,025

Service Properties Trust
5.000% due 08/15/2022		8,500	8,941

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		6,400	6,415

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	169
5.744% due 04/13/2040		580	999
5.801% due 10/13/2040		682	1,187

UBS AG
5.125% due 05/15/2024 (f)		$1,600	1,728
7.625% due 08/17/2022 (f)		14,600	16,464

UniCredit SpA
7.830% due 12/04/2023		8,500	9,918

VEREIT Operating Partnership LP
4.875% due 06/01/2026		1,000	1,108

Washington Prime Group LP
3.850% due 04/01/2020		1,900	1,906

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.584% due 05/22/2028 •		$600	$638
4.100% due 06/03/2026		400	431
4.150% due 01/24/2029		1,600	1,782

			292,159

INDUSTRIALS 7.3%

American Airlines Pass-Through Trust
4.950% due 07/15/2024		2,483	2,589

Bacardi Ltd.
5.150% due 05/15/2038		2,600	2,936

Bowdoin College
4.693% due 07/01/2112		6,600	7,142

Citrix Systems, Inc.
4.500% due 12/01/2027		2,500	2,708

CVS Health Corp.
3.700% due 03/09/2023		8,500	8,854

CVS Pass-Through Trust
7.507% due 01/10/2032		5,771	7,134

DAE Funding LLC
5.250% due 11/15/2021		6,200	6,447

DP World PLC
2.375% due 09/25/2026	EUR	8,200	9,912

General Electric Co.
5.875% due 01/14/2038		$508	616

Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,103

HCA Healthcare, Inc.
6.250% due 02/15/2021		800	836

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,700	2,708

Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,273
7.750% due 01/15/2032		2,200	3,025

Marvell Technology Group Ltd.
4.875% due 06/22/2028		7,000	7,732

Micron Technology, Inc.
4.185% due 02/15/2027		4,100	4,389

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2020 (c)(e)		46	1

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,834

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	16,704

QVC, Inc.
5.125% due 07/02/2022		$900	947

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	1,125	1,179
3.250% due 04/15/2022		4,250	4,834

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$4,311	4,064

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	$2,500	$2,656

		105,623

UTILITIES 0.2%

Exelon Corp.
3.950% due 06/15/2025	2,500	2,688

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	25	25

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	89	49

		2,762

Total Corporate Bonds & Notes (Cost $385,578)		400,544

MUNICIPAL BONDS & NOTES 5.6%

CALIFORNIA 0.3%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	5,049

ILLINOIS 0.2%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	1,100	1,358

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	2,005	2,163

		3,521

NEW JERSEY 0.4%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	5,722

NEW YORK 0.5%

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	8,000	7,625

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,296

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$600	$821

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,768

		10,589

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	780	787

VIRGINIA 1.6%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	18,540	17,900

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	5,207

		23,107

WEST VIRGINIA 1.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	22,890	23,804

Total Municipal Bonds & Notes (Cost $71,046)		81,500

U.S. GOVERNMENT AGENCIES 47.6%

Fannie Mae
3.598% due 11/01/2032 •	6	6
3.840% due 09/01/2032 •	7	7
3.911% due 10/01/2032 •	9	9
4.050% due 10/01/2034 •	40	40
4.056% due 01/01/2033 •	15	16
4.095% due 09/01/2027 •	30	31
4.349% due 05/01/2028 •	4	4
4.579% due 05/25/2042 ~	10	11
4.661% due 05/01/2033 •	47	49
4.686% due 03/25/2041 ~	10	10
4.703% due 12/01/2034 •	41	43
6.500% due 07/18/2027	17	19

Freddie Mac
2.190% due 08/15/2029 - 12/15/2031 •	23	23
2.240% due 09/15/2030 •	4	4
2.290% due 03/15/2032 •	4	4
2.390% due 02/15/2024 •	223	226
2.890% due 09/15/2022 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.090% due 08/15/2023 •	$2	$3
4.000% due 01/01/2032 •	19	20
4.250% due 10/01/2032 •	8	9
4.330% due 08/01/2032 •	19	19
4.337% due 08/01/2029 •	11	11
4.500% due 10/01/2032 •	48	49
4.621% due 07/01/2032 •	2	3
4.718% due 02/01/2033 •	29	30
4.764% due 02/01/2029 •	26	27
6.000% due 12/15/2028	141	156
6.500% due 12/15/2023	2	2
7.000% due 04/01/2029 - 03/01/2030	9	10
7.500% due 08/15/2030	24	28

Ginnie Mae
3.250% (H15T1Y + 1.500%) due 07/20/2021 - 08/20/2026 ~	38	38
3.250% due 07/20/2027 - 07/20/2029 •	33	34
3.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	43	43
3.875% due 04/20/2027 - 06/20/2032 •	34	34
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	31	32
4.000% due 01/20/2027 - 03/20/2032 •	82	83
4.125% (H15T1Y + 1.500%) due 11/20/2023 - 10/20/2026 ~	22	23
4.125% due 10/20/2027 •	5	6
4.375% (H15T1Y + 2.000%) due 06/20/2022 ~	8	8

Ginnie Mae, TBA
4.000% due 01/01/2050	71,700	74,213

NCUA Guaranteed Notes
2.163% due 10/07/2020 •	653	654

Uniform Mortgage-Backed Security
2.500% due 01/01/2050	4,200	4,153
3.000% due 01/01/2046	261	267
3.500% due 05/01/2047 - 03/01/2049	12,803	13,160
4.000% due 12/01/2044 - 07/01/2049	120,327	125,147
6.000% due 09/01/2022 - 12/01/2023	32	32
6.500% due 12/01/2028	1	1
7.000% due 11/01/2038	14	14
7.010% due 08/01/2022	6	6

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2050 - 02/01/2050	33,000	32,595

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/01/2050	$146,050	$147,944
3.500% due 02/01/2035 - 02/01/2050	118,000	121,347
4.000% due 01/01/2050 - 02/01/2050	31,000	32,243
4.500% due 02/01/2050	127,000	133,785

Vendee Mortgage Trust
6.500% due 09/15/2024	215	233

Total U.S. Government Agencies (Cost $685,216)		686,971

U.S. TREASURY OBLIGATIONS 4.8%

U.S. Treasury Bonds
2.250% due 08/15/2049 (i)	35,000	33,923

U.S. Treasury Inflation Protected Securities (d)
0.250% due 07/15/2029	26,560	26,828
0.625% due 02/15/2043 (m)	979	991
1.000% due 02/15/2049 (k)(m)	6,392	7,110

Total U.S. Treasury Obligations (Cost $71,150)		68,852

NON-AGENCY MORTGAGE-BACKED SECURITIES 19.2%

Adjustable Rate Mortgage Trust
3.624% due 01/25/2036 ^~	39	38
4.049% due 02/25/2036 ^~	115	102
4.142% due 11/25/2035 ^~	127	116
4.625% due 11/25/2035 ^~	65	60

American Home Mortgage Assets Trust
1.982% due 09/25/2046 ^•	589	561
2.002% due 10/25/2046 •	535	370
3.159% due 11/25/2046 •	577	282

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	140	136
12.998% due 09/25/2035 ^•	113	140

Banc of America Funding Trust
1.848% due 08/27/2036 ~	7,710	6,879
1.955% due 10/20/2036 •	143	129
2.002% due 04/25/2037 ^•	110	93
2.065% due 05/20/2047 •	56	55
2.192% due 05/25/2037 ^•	107	93
3.982% due 09/20/2047 ^~	124	111
4.282% due 09/20/2046 ^~	78	72
4.334% due 04/20/2035 ^~	107	100
4.446% due 02/20/2036 ~	274	274
5.500% due 03/25/2036 ^	18	17
5.831% due 04/25/2037 ~	702	698

Banc of America Mortgage Trust
4.336% due 07/25/2035 ^~	18	18
4.512% due 05/25/2035 ^~	652	661
4.781% due 02/25/2034 ~	145	147
5.500% due 09/25/2035 ^	347	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2037 ^	$117	$103

BCAP LLC Trust
1.924% due 07/26/2036 ~	79	77
1.942% due 05/25/2047 ^•	67	63
2.012% due 05/25/2047 ^•	429	407
2.208% due 05/26/2035 •	27	27
2.442% due 09/25/2047 •	91	87
2.992% due 10/25/2047 •	15,161	14,396
3.167% due 11/26/2046 •	135	136
4.028% due 03/27/2037 ~	354	306
4.037% due 03/26/2037 ~	106	94
4.043% due 01/26/2034 ~	6	6
4.044% due 07/26/2036 ~	208	203
4.151% due 07/26/2036 ~	31	29

Bear Stearns Adjustable Rate Mortgage Trust
3.824% due 01/25/2035 ~	13	13
3.918% due 12/25/2046 ^•	811	755
3.943% due 05/25/2034 ~	36	35
3.963% due 11/25/2034 ~	60	60
4.033% due 06/25/2035 ^~	19	19
4.065% due 02/25/2036 ^~	86	85
4.108% due 08/25/2035 ~	36	33
4.211% due 02/25/2034 ~	61	61
4.242% due 03/25/2035 ~	54	55
4.270% due 10/25/2035 •	426	439
4.283% due 01/25/2034 ~	60	62
4.333% due 05/25/2047 ^~	199	195
4.681% due 10/25/2035 ~	73	74

Bear Stearns ALT-A Trust
2.232% due 04/25/2036 ^•	135	163
3.687% due 02/25/2036 ^~	37	35
3.774% due 08/25/2036 ^~	300	256
3.917% due 02/25/2036 ^~	361	313
3.937% due 11/25/2036 ^~	113	102
3.993% due 06/25/2034 ~	2,274	2,091
4.070% due 01/25/2036 ~	4,899	4,597
4.276% due 05/25/2036 ^~	504	357
4.413% due 05/25/2035 ~	86	87
4.474% due 07/25/2035 ^~	538	444

Bear Stearns Mortgage Funding Trust
1.982% due 01/25/2037 •	112	107

Bear Stearns Mortgage Securities, Inc.
6.316% due 03/25/2031 ~	3	3

Bear Stearns Structured Products, Inc. Trust
4.001% due 01/26/2036 ^~	677	607

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~	3,786	3,798

Chase Mortgage Finance Trust
4.040% due 09/25/2036 ^~	1,323	1,242
4.099% due 03/25/2037 ^~	41	40
4.172% due 03/25/2037 ^~	75	75
6.000% due 05/25/2037 ^	131	101

ChaseFlex Trust
2.092% due 07/25/2037 •	193	172

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.215% due 08/25/2037 ^þ	$40	$38
5.000% due 07/25/2037 ^	110	87

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.022% due 10/25/2035 •	1,411	1,417

Citigroup Mortgage Loan Trust
2.012% due 01/25/2037 •	3,865	3,557
3.228% due 09/25/2059 þ	8,901	8,925
3.403% due 10/25/2046 ^~	180	166
3.960% due 09/25/2037 ~	98	97
4.037% due 03/25/2037 ^~	73	68
4.169% due 09/25/2037 ^~	509	499
4.190% due 11/25/2035 •	56	57
4.380% due 10/25/2035 •	98	101
4.469% due 07/25/2037 ^~	975	948
4.521% due 08/25/2035 ~	21	21
5.500% due 12/25/2035	188	151
6.250% due 11/25/2037 ~	121	88

Citigroup Mortgage Loan Trust, Inc.
3.561% due 12/25/2035 ^~	106	78
4.609% due 08/25/2035 ~	852	877

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	142	143

Community Program Loan Trust
4.500% due 04/01/2029	80	80

Countrywide Alternative Loan Resecuritization Trust
0.757% due 08/25/2037 ^~	67	47
6.000% due 08/25/2037 ^~	66	53

Countrywide Alternative Loan Trust
1.932% due 08/25/2037 •	626	588
1.945% due 02/20/2047 ^•	1,415	1,126
1.962% due 11/25/2036 •	291	287
1.962% due 01/25/2037 ^•	150	148
1.967% due 11/25/2036 •	7,041	6,417
1.972% due 11/25/2036 •	93	89
1.972% due 05/25/2047 •	1,184	1,136
1.975% due 07/20/2046 ^•	45	34
1.982% due 07/25/2046 ^•	81	76
1.982% due 09/25/2046 ^•	418	397
2.012% due 05/25/2035 •	1,925	1,827
2.102% due 08/25/2035 ^•	166	149
2.292% due 05/25/2035 ^•	2,792	2,563
2.292% due 06/25/2035 •	109	105
2.312% due 07/25/2035 •	123	122
2.312% due 12/25/2035 •	934	932
2.412% due 10/25/2035 •	68	57
2.522% due 11/25/2035 •	1,049	1,077
3.239% due 02/25/2036 •	456	434
3.587% due 05/25/2036 ~	37	30
3.601% due 11/25/2035 ^~	97	93
3.619% due 11/25/2047 ^•	2,631	2,378
3.748% due 08/25/2035 ~	194	188
3.977% due 06/25/2037 ^~	143	136
5.500% due 11/25/2035	105	84
5.500% due 02/25/2036 ^	75	64

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 03/25/2037 ^•	$129	$110
5.750% due 07/25/2037 ^	21	18
5.750% due 04/25/2047 ^	138	120
6.000% due 12/25/2034	79	78
6.000% due 03/25/2036 ^	208	157
6.000% due 08/25/2036 ^•	72	63
6.000% due 08/25/2036 ^	700	613
6.000% due 02/25/2037 ^	521	359
6.000% due 04/25/2037 ^	89	75
6.000% due 04/25/2037	13,322	13,278
6.000% due 05/25/2037 ^	426	297
6.000% due 08/25/2037 ^•	453	367
6.250% due 11/25/2036 ^	92	84
6.500% due 05/25/2036 ^	1,669	1,285
6.500% due 12/25/2036 ^	74	51
6.500% due 08/25/2037 ^	403	288
14.872% due 07/25/2035 •	46	57

Countrywide Home Loan Mortgage Pass-Through Trust
2.092% due 04/25/2046 ^•	15	1
2.132% due 03/25/2036 •	287	119
2.252% due 05/25/2035 •	79	73
2.332% due 02/25/2035 •	14	14
2.412% due 03/25/2035 •	271	261
2.532% due 02/25/2035 •	337	325
2.572% due 02/25/2035 •	286	276
2.912% due 04/25/2035 ^~	74	9
3.468% due 10/20/2035 ~	45	41
3.567% due 02/20/2036 ~	201	175
3.598% due 05/20/2036 ^~	130	125
3.711% due 02/20/2036 ^•	30	27
3.841% due 11/25/2034 ~	81	82
3.856% due 11/25/2037 ~	194	176
3.954% due 01/25/2036 ^~	85	80
3.980% due 05/20/2036 ~	55	54
4.227% due 08/25/2034 ~	4,843	4,836
4.521% due 08/25/2034 ^~	57	55
4.591% due 06/25/2034 ~	682	713
5.500% due 07/25/2037 ^	356	278
5.750% due 12/25/2035 ^	99	83
6.000% due 02/25/2037 ^	376	321
6.000% due 03/25/2037 ^	137	116
6.000% due 07/25/2037	218	158
6.500% due 11/25/2036 ^	877	594

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^	69	69

Credit Suisse First Boston Mortgage Securities Corp.
2.668% due 03/25/2032 ~	13	13
2.942% due 09/25/2034 ^•	62	64

Credit Suisse Mortgage Capital Certificates
2.368% due 12/27/2035 •	111	111
3.500% due 04/26/2038 ~	748	755
3.830% due 08/26/2058	5,035	5,078
4.247% due 04/28/2037 ~	319	325

Credit Suisse Mortgage Capital Trust
2.188% due 05/27/2037 •	37	37

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc.
2.092% due 04/25/2037 •		$349	$224

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.952% due 01/25/2047 •		49	49
1.982% due 08/25/2047 •		358	344

Deutsche Mortgage & Asset Receiving Corp.
1.771% due 11/27/2036 •		235	232

Downey Savings & Loan Association Mortgage Loan Trust
2.084% due 07/19/2045 ^•		10	1

Eurosail PLC
1.729% due 06/13/2045 •	GBP	4,149	5,469

First Horizon Alternative Mortgage Securities Trust
3.589% due 01/25/2036 ^~		$221	163
3.915% due 04/25/2036 ^~		143	135

First Horizon Mortgage Pass-Through Trust
4.313% due 11/25/2037 ^~		44	43

GMAC Mortgage Corp. Loan Trust
3.957% due 11/19/2035 ^~		126	123

GreenPoint Mortgage Funding Trust
1.992% due 12/25/2046 ^•		343	330

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		5,000	5,028

GSC Capital Corp. Mortgage Trust
1.972% due 05/25/2036 ^•		120	113

GSR Mortgage Loan Trust
4.198% due 11/25/2035 ~		123	95
4.269% due 09/25/2035 ~		170	175
4.370% due 04/25/2035 ~		49	49
4.520% due 09/25/2035 ~		74	76
4.635% due 09/25/2034 ~		66	69
4.678% due 04/25/2035 ~		33	33

HarborView Mortgage Loan Trust
1.954% due 01/19/2038 •		45	43
1.969% due 12/19/2036 •		6,800	6,070
2.004% due 12/19/2036 ^•		5,103	4,892
2.014% due 01/19/2038 ^•		35	28
2.204% due 05/19/2035 •		2,437	2,365
2.264% due 01/19/2036 •		125	100
2.444% due 01/19/2035 •		41	40
2.465% due 07/19/2045 •		42	41
3.808% due 12/19/2035 ^~		116	86
3.910% due 06/19/2036 ^~		186	133
4.507% due 12/19/2035 ^~		63	62

HomeBanc Mortgage Trust
1.972% due 12/25/2036 •		62	61

Impac Secured Assets Trust
1.942% due 11/25/2036 •		721	687

IndyMac Mortgage Loan Trust
1.972% due 07/25/2047 •		314	268
1.982% due 09/25/2046 •		133	128
2.092% due 11/25/2035 ^•		191	145
2.352% due 03/25/2035 •		163	159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.348% due 06/25/2037 ^~	$94	$88
3.571% due 10/25/2035 ~	722	656
3.622% due 06/25/2036 ~	5,082	4,458
3.673% due 11/25/2035 ^~	134	127
3.689% due 06/25/2036 ~	1,118	1,095
3.794% due 09/25/2035 ^~	88	82
3.807% due 08/25/2035 ~	863	784
3.882% due 08/25/2036 ~	2,486	2,413
4.005% due 06/25/2035 ^~	53	51

JPMorgan Alternative Loan Trust
1.942% due 03/25/2037 •	5	9
1.952% due 10/25/2036 •	5,694	5,677
2.200% due 06/27/2037 •	3,185	2,751
3.469% due 12/25/2036 ~	14	13

JPMorgan Mortgage Trust
3.912% due 11/25/2035 ^~	59	57
3.954% due 06/25/2037 ^~	145	128
3.972% due 11/25/2035 ^~	90	85
4.043% due 01/25/2037 ^~	18	18
4.278% due 04/25/2035 ~	24	24
4.304% due 04/25/2035 ~	15	15
4.305% due 07/25/2035 ~	316	325
4.563% due 07/25/2035 ~	238	247
4.818% due 09/25/2034 ~	160	164
6.000% due 01/25/2036 ^	127	98

Lavender Trust
6.250% due 10/26/2036	309	243

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	3,103	3,105

Lehman Mortgage Trust
5.170% due 01/25/2036 ^~	143	145
5.378% due 12/25/2035 ~	220	106
6.000% due 07/25/2036 ^	81	61

Lehman XS Trust
1.982% due 11/25/2046 •	13,914	13,299
1.992% due 08/25/2046 ^•	63	61
2.022% due 04/25/2046 ^•	41	41
2.032% due 11/25/2046 ^•	14	2
2.062% due 02/25/2036 •	6,652	6,486

Luminent Mortgage Trust
1.962% due 12/25/2036 •	708	694
1.992% due 10/25/2046 •	208	203

MASTR Adjustable Rate Mortgages Trust
2.032% due 05/25/2037 •	123	77

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	989	952
8.000% due 07/25/2035	949	990

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.612% due 10/20/2029 •	37	37

Merrill Lynch Alternative Note Asset Trust
1.952% due 01/25/2037 •	132	61
2.092% due 03/25/2037 •	925	384
6.000% due 05/25/2037 ^	182	175

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.252% due 04/25/2029 •	$35	$34
2.452% due 09/25/2029 •	32	31
2.452% due 11/25/2029 •	51	51
2.924% due 07/25/2029 •	33	32
3.996% due 02/25/2036 ~	35	36
4.372% due 11/25/2035 •	70	72
6.250% due 10/25/2036	2,120	1,770

Morgan Stanley Dean Witter Capital, Inc. Trust
3.682% due 03/25/2033 ~	52	53

Morgan Stanley Mortgage Loan Trust
2.112% due 01/25/2035 •	32	31
3.522% due 07/25/2035 ~	2,408	2,278
4.205% due 06/25/2036 ~	88	91
6.000% due 10/25/2037 ^	78	63

Morgan Stanley Re-REMIC Trust
3.027% due 02/26/2037 •	187	169
3.162% due 03/26/2037 þ	101	94
5.500% due 10/26/2035 ~	10,113	8,774

Morgan Stanley Resecuritization Trust
2.328% due 01/26/2051 •	138	138

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	436	446

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.029% due 02/25/2036 ^~	427	371

Nomura Resecuritization Trust
6.500% due 10/26/2037	7,256	5,516

RBSSP Resecuritization Trust
1.958% due 02/26/2037 •	681	683

Residential Accredit Loans, Inc. Trust
1.962% due 12/25/2036 •	339	296
1.992% due 05/25/2047 •	126	124
2.002% due 06/25/2037 •	110	97
2.042% due 08/25/2037 •	320	304
2.092% due 08/25/2035 •	144	130
2.592% due 10/25/2045 •	100	93
4.349% due 02/25/2035 ^~	217	190
5.471% due 02/25/2036 ^~	111	99
8.000% due 04/25/2036 ^•	132	131

Residential Asset Securitization Trust
6.000% due 06/25/2036	192	130
6.000% due 11/25/2036 ^	137	85
6.000% due 03/25/2037 ^	112	63
6.250% due 11/25/2036 ^	94	61
6.500% due 04/25/2037 ^	1,185	541

Residential Funding Mortgage Securities, Inc. Trust
4.919% due 03/25/2035 ^~	1,157	860
6.000% due 09/25/2036 ^	228	213

Structured Adjustable Rate Mortgage Loan Trust
2.112% due 10/25/2035 •	1,208	1,178
2.527% due 06/25/2034 •	420	408
3.639% due 05/25/2035 ^•	385	338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.709% due 07/25/2037 ^~		$5	$4
3.715% due 09/25/2036 ^~		3,458	2,856
3.782% due 06/25/2036 ^~		6	6
3.917% due 10/25/2036 ^~		125	99
3.975% due 10/25/2034 ~		45	45
4.013% due 02/25/2036 ^~		269	251

Structured Asset Mortgage Investments Trust
1.972% due 09/25/2047 •		77	75
1.982% due 06/25/2036 •		8,506	8,582
1.982% due 07/25/2046 ^•		496	419
1.982% due 09/25/2047 •		890	857
1.992% due 05/25/2036 •		844	829
2.002% due 09/25/2047 ^•		1,244	1,305
2.012% due 05/25/2046 •		988	545
2.052% due 03/25/2037 •		142	95
2.052% due 05/25/2046 ^•		14	35
2.464% due 03/19/2034 •		281	278
2.464% due 02/19/2035 •		119	119
2.504% due 12/19/2033 •		293	293
3.732% due 02/25/2036 ^•		586	582

SunTrust Adjustable Rate Mortgage Loan Trust
4.499% due 02/25/2037 ^~		282	274

SunTrust Alternative Loan Trust
6.000% due 12/25/2035		477	480

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		3,847	1,973

Thornburg Mortgage Securities Trust
2.432% due 09/25/2043 •		217	220
2.532% due 09/25/2034 •		37	36
3.960% due 09/25/2037 ~		67	67

Towd Point Mortgage Funding
0.000% due 02/20/2054 •	GBP	15,950	21,187

Wachovia Mortgage Loan Trust LLC
4.260% due 10/20/2035 ~		$42	39

WaMu Mortgage Pass-Through Certificates Trust
2.062% due 12/25/2045 •		6	6
2.202% due 11/25/2045 •		206	201
2.432% due 01/25/2045 •		210	209
2.532% due 11/25/2034 •		177	179
2.572% due 10/25/2044 •		870	870
2.627% due 11/25/2046 •		254	255
2.772% due 11/25/2034 •		489	492
2.989% due 06/25/2047 ^•		58	19
3.049% due 07/25/2047 •		14,702	13,357
3.239% due 08/25/2046 •		1,375	1,298
3.439% due 11/25/2042 •		23	22
3.522% due 12/25/2036 ^~		142	137
3.804% due 12/25/2036 ^~		1,192	1,194
3.880% due 08/25/2036 ^~		113	111
4.409% due 08/25/2033 ~		227	232

Washington Mutual Mortgage Pass-Through Certificates Trust
2.242% due 05/25/2035 ^•		383	328
2.939% due 04/25/2047 •		392	344

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.009% due 04/25/2047 •	$573	$505
4.239% due 09/25/2036 ^þ	152	71

Wells Fargo Alternative Loan Trust
4.870% due 07/25/2037 ^~	52	48

Wells Fargo Mortgage-Backed Securities Trust
4.556% due 10/25/2036 ^~	363	353
6.000% due 06/25/2037 ^	80	80

Total Non-Agency Mortgage-Backed Securities (Cost $265,184)		277,162

ASSET-BACKED SECURITIES 30.0%

Aames Mortgage Investment Trust
2.572% due 10/25/2035 •	200	197
2.992% due 06/25/2035 •	1,011	990

AASET Trust
3.967% due 05/16/2042	1,276	1,287

AASET U.S. Ltd.
3.844% due 01/16/2038	3,294	3,304

Accredited Mortgage Loan Trust
2.052% due 09/25/2036 •	10,585	10,396
2.670% due 09/25/2035 •	200	198

ACE Securities Corp. Home Equity Loan Trust
1.902% due 12/25/2036 •	335	118
1.932% due 07/25/2036 •	159	136
1.947% due 08/25/2036 •	575	564
2.092% due 02/25/2036 •	118	117
2.407% due 12/25/2035 •	2,000	1,920
2.412% due 02/25/2036 ^•	132	131
2.452% due 11/25/2035 •	150	151
2.692% due 12/25/2034 •	149	146
2.767% due 06/25/2034 •	135	135
2.767% due 07/25/2035 •	100	101

Aegis Asset-Backed Securities Trust
2.222% due 12/25/2035 •	200	195
2.272% due 06/25/2035 •	200	184
2.492% due 03/25/2035 •	300	292
2.792% due 03/25/2035 ^•	96	94

Ameriquest Mortgage Securities Trust
2.182% due 03/25/2036 •	322	322

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.242% due 01/25/2036 •	173	174
2.262% due 11/25/2035 •	200	199
2.312% due 09/25/2035 •	10,000	9,997
2.467% due 07/25/2035 •	558	560
2.902% due 03/25/2035 •	200	200

Amortizing Residential Collateral Trust
2.792% due 10/25/2034 •	173	174

Argent Securities Trust
1.942% due 09/25/2036 •	873	382
1.982% due 03/25/2036 •	338	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.022% due 01/25/2036 •		$98	$93
2.112% due 01/25/2036 •		3,962	3,791
2.632% due 04/25/2034 •		1,403	1,405

Asset-Backed Funding Certificates Trust
1.902% due 01/25/2037 •		455	306
1.932% due 11/25/2036 •		11,145	8,332
1.952% due 01/25/2037 •		287	195
2.012% due 01/25/2037 •		172	118
2.412% due 04/25/2034 •		109	110
2.467% due 06/25/2035 •		89	90
2.792% due 06/25/2037 •		213	191

Asset-Backed Securities Corp. Home Equity Loan Trust
2.242% due 11/25/2035 •		257	258
2.692% due 06/25/2035 •		200	199
3.667% due 09/25/2034 •		1,433	1,455
4.340% due 08/15/2033 •		26	26

Aurium CLO DAC
0.670% due 04/16/2030 •	EUR	5,300	5,954

Avery Point CLO Ltd.
3.040% due 04/25/2026 •		$2,678	2,679

Babson Euro CLO BV
0.418% due 10/25/2029 •	EUR	2,250	2,520

Basic Asset-Backed Securities Trust
2.102% due 04/25/2036 •		$111	111

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 þ		1,672	1,674

Bear Stearns Asset-Backed Securities Trust
1.902% due 04/25/2031 •		49	78
1.942% due 06/25/2036 •		111	111
1.972% due 06/25/2047 •		5	5
1.982% due 05/25/2035 •		24	24
1.992% due 12/25/2036 •		221	221
2.022% due 02/25/2037 •		11,189	10,262
2.062% due 06/25/2036 •		200	200
2.132% due 05/25/2036 ^•		91	90
2.192% due 09/25/2046 •		145	140
2.222% due 12/25/2035 •		437	438
2.242% due 08/25/2036 •		284	281
2.282% due 09/25/2035 •		6,653	6,640
2.292% due 12/25/2035 •		85	85
2.342% due 06/25/2036 •		300	300
2.492% due 11/25/2035 ^•		148	138
2.692% due 03/25/2034 •		2,810	2,799
2.752% due 04/25/2035 •		74	75
2.842% due 08/25/2037 •		7,378	6,433
2.972% due 06/25/2043 •		999	997
3.042% due 08/25/2037 •		99	99
3.338% due 10/25/2036 ~		47	32
4.276% due 07/25/2036 ~		279	280
17.605% due 03/25/2036 ^•		183	185

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Business Jet Securities LLC
4.447% due 06/15/2033	$5,901	$5,991

Carrington Mortgage Loan Trust
2.012% due 01/25/2037 •	1,200	959
2.052% due 02/25/2037 •	1,400	1,318
2.842% due 05/25/2035 •	300	301

Catamaran CLO Ltd.
3.286% due 01/27/2028 •	400	392

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~	18	18

Cent CLO Ltd.
3.258% due 10/29/2025 •	4,432	4,441

CIT Mortgage Loan Trust
3.292% due 10/25/2037 •	6,000	6,094

Citigroup Mortgage Loan Trust
1.932% due 12/25/2036 •	378	377
1.962% due 05/25/2037 •	16,823	14,975
2.052% due 01/25/2037 •	300	300
2.192% due 11/25/2046 •	209	206
2.242% due 11/25/2045 •	158	157
2.412% due 12/25/2035 •	45	46
6.351% due 05/25/2036 ^þ	163	90

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.722% due 05/25/2035 •	200	200

Citigroup Mortgage Loan Trust, Inc.
2.202% due 10/25/2035 •	624	631
2.512% due 09/25/2035 ^•	19	19
2.527% due 09/25/2035 ^•	500	501

CLNC FL1 Ltd.
2.983% due 08/20/2035 •	14,800	14,819

Conseco Finance Corp.
6.810% due 12/01/2028 ~	34	34
6.870% due 04/01/2030 ~	136	142
7.060% due 02/01/2031 ~	551	543

Countrywide Asset-Backed Certificates
1.932% due 06/25/2035 •	1,342	1,221
1.932% due 07/25/2037 ^•	3,116	2,846
1.942% due 07/25/2036 ^•	24	24
1.942% due 01/25/2037 •	4,263	4,169
1.942% due 05/25/2037 •	290	289
1.952% due 01/25/2034 •	31	31
1.952% due 05/25/2036 •	348	337
1.952% due 03/25/2037 •	123	122
1.962% due 03/25/2037 •	160	151
1.962% due 05/25/2037 •	65	65
1.962% due 06/25/2047 •	91	91
1.972% due 06/25/2047 •	270	269
1.992% due 09/25/2037 •	4,704	4,051
2.012% due 09/25/2037 ^•	168	148
2.012% due 09/25/2047 ^•	1,487	1,306
2.022% due 10/25/2047 •	337	326
2.042% due 01/25/2046 ^•	4,344	4,175
2.042% due 06/25/2047 •	243	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.092% due 07/25/2036 •	$140	$140
2.142% due 04/25/2036 •	22	22
2.192% due 06/25/2036 •	300	298
2.242% due 03/25/2036 •	1,400	1,356
2.242% due 03/25/2047 ^•	83	63
2.282% due 02/25/2036 •	195	196
2.292% due 03/25/2036 •	5,361	5,150
2.452% due 12/25/2035 •	271	273
2.842% due 08/25/2035 •	68	68
3.208% due 02/25/2035 •	300	302
4.600% due 10/25/2046 ^~	14,349	13,561

Countrywide Asset-Backed Certificates Trust
1.922% due 04/25/2046 •	5,438	5,162
1.932% due 02/25/2037 •	9,442	8,968
1.942% due 09/25/2046 •	4,144	4,103
1.942% due 03/25/2047 ^•	148	145
1.982% due 06/25/2047 •	144	143
2.252% due 05/25/2036 •	532	530
2.322% due 02/25/2036 •	200	200
2.522% due 07/25/2035 •	400	402
2.592% due 08/25/2047 •	581	580
3.142% due 04/25/2035 •	200	201

Countrywide Asset-Backed Certificates Trust, Inc.
2.512% due 07/25/2034 •	116	117
2.692% due 10/25/2034 •	55	53

Countrywide Asset-Backed Certificates, Inc.
2.767% due 02/25/2034 •	63	63

Credit-Based Asset Servicing & Securitization LLC
1.912% due 07/25/2037 •	12	8
2.012% due 07/25/2037 •	265	178
2.737% due 04/25/2036 •	65	65
2.932% due 07/25/2036 •	22	22

CVP Cascade CLO Ltd.
3.151% due 01/16/2026 •	4,001	4,002

Delta Funding Home Equity Loan Trust
2.380% due 08/15/2030 •	53	51

ECMC Group Student Loan Trust
2.542% due 02/27/2068 •	7,200	7,080

EMC Mortgage Loan Trust
2.532% due 05/25/2040 •	11	11

First Franklin Mortgage Loan Trust
1.932% due 12/25/2036 •	283	164
1.942% due 07/25/2036 •	31	31
1.952% due 04/25/2036 •	187	182
2.032% due 04/25/2036 •	400	376
2.032% due 08/25/2036 •	279	252
2.152% due 10/25/2035 •	91	91
2.152% due 11/25/2035 •	174	168
2.467% due 06/25/2036 •	120	120
2.527% due 09/25/2035 •	48	49
2.602% due 04/25/2035 •	182	183
2.662% due 09/25/2034 •	182	183
2.737% due 03/25/2035 •	100	100
2.992% due 01/25/2035 •	122	123

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.217% due 10/25/2034 •	$651	$650

First NLC Trust
1.081% due 05/25/2035 •	883	862
1.862% due 08/25/2037 •	57	36

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^	6	1

Fremont Home Loan Trust
1.942% due 01/25/2037 •	262	150
1.952% due 08/25/2036 •	220	93
1.962% due 02/25/2036 •	56	54
1.962% due 02/25/2037 •	893	446
2.062% due 02/25/2036 •	300	256
2.062% due 04/25/2036 •	3,000	2,681
2.527% due 07/25/2035 •	2,549	2,556
2.582% due 12/25/2029 •	7	7

Gallatin CLO Ltd.
3.051% (US0003M + 1.050%) due 07/15/2027 ~	7,571	7,585

GE-WMC Asset-Backed Pass-Through Certificates
2.042% due 12/25/2035 •	1,530	1,524

GSAA Home Equity Trust
1.912% due 04/25/2047 •	179	171

GSAMP Trust
1.882% due 01/25/2037 •	2,902	1,949
1.912% due 12/25/2036 •	985	574
1.942% due 06/25/2036 •	101	101
1.942% due 09/25/2036 •	353	171
1.942% due 12/25/2046 •	610	378
1.952% due 05/25/2046 •	24	23
1.992% due 11/25/2036 •	185	115
2.022% due 12/25/2046 •	183	115
2.032% due 12/25/2035 •	41	41
2.032% due 06/25/2036 •	269	184
2.062% due 04/25/2036 •	339	256
3.442% due 10/25/2034 •	38	37

Home Equity Asset Trust
2.887% due 05/25/2035 •	200	201

Home Equity Loan Trust
2.022% due 04/25/2037 •	769	731
2.132% due 04/25/2037 •	500	432

Home Equity Mortgage Loan Asset-Backed Trust
1.932% due 11/25/2036 •	425	407
1.952% due 11/25/2036 •	350	288
2.112% due 04/25/2037 •	314	283

HSI Asset Securitization Corp. Trust
1.902% due 12/25/2036 •	229	89
1.962% due 12/25/2036 •	1,043	404
2.012% due 12/25/2036 •	695	272
2.182% due 11/25/2035 •	274	270

IXIS Real Estate Capital Trust
2.422% due 02/25/2036 •	237	239

JPMorgan Mortgage Acquisition Trust
1.952% due 01/25/2036 •	51	51

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.952% due 06/25/2036 •	$11	$11
1.962% due 04/25/2036 •	76	76
2.052% due 03/25/2037 •	300	294
2.052% due 06/25/2037 •	300	297
2.062% due 04/25/2036 •	205	204
2.062% due 05/25/2036 •	579	576
2.062% due 07/25/2036 •	200	194
2.072% due 01/25/2037 •	200	195
6.337% due 08/25/2036 ^þ	119	89

Lehman ABS Mortgage Loan Trust
1.882% due 06/25/2037 •	235	170
1.992% due 06/25/2037 •	189	139

Lehman XS Trust
1.942% due 04/25/2037 ^•	165	162
1.962% due 12/25/2036 •	1,390	1,378
1.962% due 02/25/2037 ^•	1,576	1,327

LoanCore Issuer Ltd.
2.870% due 05/15/2028 •	10,700	10,700

Long Beach Mortgage Loan Trust
2.352% due 07/25/2031 •	109	110
2.437% due 11/25/2035 •	338	337
2.552% due 08/25/2045 •	83	83
2.842% due 06/25/2035 •	500	501
3.067% due 02/25/2035 •	12,750	12,824
3.217% due 03/25/2032 •	223	224

Loomis Sayles CLO Ltd.
3.401% due 04/15/2028 •	550	540

M360 Advisors LLC
4.395% due 07/24/2028	4,308	4,324

MACH Cayman Ltd.
3.474% due 10/15/2039	2,467	2,454

MAPS Ltd.
4.212% due 05/15/2043	4,010	4,084

MASTR Asset-Backed Securities Trust
1.902% due 08/25/2036 •	178	92
1.942% due 08/25/2036 •	293	153
1.972% due 02/25/2036 •	384	197
2.032% due 06/25/2036 •	171	101
2.032% due 08/25/2036 •	176	93
2.292% due 10/25/2035 ^•	282	273
2.292% due 11/25/2035 •	10,209	7,293
2.362% due 01/25/2036 •	300	296
2.392% due 01/25/2036 •	62	63
2.542% due 12/25/2034 ^•	18	18

Meritage Mortgage Loan Trust
2.542% due 11/25/2035 •	21	22

Merrill Lynch Mortgage Investors Trust
2.032% due 08/25/2037 •	916	600
2.102% due 08/25/2036 •	74	74
2.242% due 02/25/2047 •	1,109	811
2.512% due 05/25/2036 •	208	206

MESA Trust
2.592% due 12/25/2031 •	439	436

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042	$4,257	$4,295

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	508	546

Morgan Stanley ABS Capital, Inc. Trust
1.862% due 10/25/2036 •	93	58
1.902% due 10/25/2036 •	767	492
1.932% due 10/25/2036 •	138	88
1.932% due 11/25/2036 •	248	157
1.942% due 06/25/2036 •	261	189
1.942% due 09/25/2036 •	388	185
1.942% due 10/25/2036 •	225	145
1.942% due 11/25/2036 •	1,282	888
1.972% due 03/25/2037 •	404	224
1.992% due 02/25/2037 •	139	85
2.012% due 11/25/2036 •	1,491	952
2.042% due 03/25/2037 •	404	227
2.102% due 12/25/2035 •	326	324
2.692% due 05/25/2034 •	96	95
2.722% due 03/25/2035 •	141	142
2.782% due 06/25/2035 •	387	389
2.842% due 04/25/2035 •	200	198
3.042% due 07/25/2037 •	400	385
3.442% due 03/25/2034 •	230	230

Morgan Stanley Capital, Inc. Trust
2.082% due 01/25/2036 •	1,086	1,077

Morgan Stanley Dean Witter Capital, Inc. Trust
3.142% due 02/25/2033 •	552	554

Morgan Stanley Home Equity Loan Trust
1.952% due 04/25/2036 •	118	93
1.962% due 04/25/2037 •	621	410
2.022% due 04/25/2037 •	207	138

Morgan Stanley Mortgage Loan Trust
2.022% due 02/25/2037 •	137	62
2.152% due 04/25/2037 •	271	126
3.157% due 11/25/2036 ^•	260	126
5.965% due 09/25/2046 ^þ	372	207

Mountain View CLO Ltd.
2.801% due 10/15/2026 •	539	539

New Century Home Equity Loan Trust
2.467% due 06/25/2035 •	131	131
2.767% due 10/25/2033 •	1,602	1,589

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.202% due 02/25/2036 •	105	105
6.032% due 10/25/2036 ^þ	165	64

NovaStar Mortgage Funding Trust
2.092% due 06/25/2036 •	122	103
2.497% due 01/25/2036 •	7,500	7,432

OHA Credit Partners Ltd.
2.976% due 10/20/2025 •	659	660

OneMain Financial Issuance Trust
2.370% due 09/14/2032	5,923	5,923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
1.932% due 01/25/2037 •	$68	$46
1.962% due 05/25/2037 •	173	113
2.012% due 01/25/2037 •	271	186
2.122% due 04/25/2037 •	123	81
2.152% due 01/25/2036 •	300	279
2.557% due 08/25/2035 •	400	394

Option One Mortgage Loan Trust Asset-Backed Certificates
2.232% due 11/25/2035 •	149	150
2.252% due 11/25/2035 •	3,100	3,047

Ownit Mortgage Loan Trust
2.392% due 10/25/2036 ^•	200	195

Park Place Securities, Inc.
2.282% due 09/25/2035 •	200	194

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.282% due 08/25/2035 •	200	196
2.282% due 09/25/2035 •	500	498
2.587% due 07/25/2035 •	400	402
2.617% due 07/25/2035 •	950	945
2.737% due 06/25/2035 •	200	200
2.842% due 10/25/2034 •	500	500
2.917% due 03/25/2035 •	400	400
3.037% due 01/25/2036 •	300	302
3.592% due 12/25/2034 •	676	692

People’s Choice Home Loan Securities Trust
2.512% due 05/25/2035 ^•	65	64

People’s Financial Realty Mortgage Securities Trust
1.932% due 09/25/2036 •	399	156

Popular ABS Mortgage Pass-Through Trust
2.052% due 11/25/2036 •	159	158
2.182% due 02/25/2036 •	328	327

RAAC Trust
2.058% due 11/25/2046 •	556	534
2.092% due 06/25/2044 •	54	50
2.192% due 09/25/2045 •	3,148	3,143
2.192% due 06/25/2047 •	29	29
2.992% due 10/25/2045 •	223	226
3.292% due 09/25/2047 •	600	623

Renaissance Home Equity Loan Trust
5.812% due 11/25/2036 þ	532	289
6.254% due 08/25/2036 þ	9,474	5,637
7.238% due 09/25/2037 ^þ	245	141

Residential Asset Mortgage Products Trust
1.952% due 12/25/2036 •	28	28
1.952% due 02/25/2037 •	80	80
2.072% due 09/25/2036 •	163	158
2.092% due 05/25/2036 ^•	1,092	1,053
2.112% due 01/25/2036 •	736	686
2.272% due 09/25/2035 •	219	220
2.437% due 11/25/2035 •	151	152
2.452% due 10/25/2035 •	107	108
2.482% due 10/25/2035 •	100	100

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.692% due 08/25/2034 •	$66	$66

Residential Asset Securities Corp. Trust
1.922% due 11/25/2036 •	486	443
1.952% due 11/25/2036 ^•	288	286
1.962% due 11/25/2036 •	608	564
2.032% due 09/25/2036 •	449	447
2.042% due 04/25/2037 •	147	146
2.062% due 05/25/2037 •	109	109
2.072% due 06/25/2036 •	1,000	990
2.132% due 04/25/2037 •	1,600	1,561
2.172% due 02/25/2036 •	160	161
2.202% due 01/25/2036 •	86	86
2.212% due 10/25/2035 •	266	267
2.212% due 12/25/2035 •	400	401
2.232% due 11/25/2035 •	294	294
2.437% due 03/25/2035 •	560	561
2.452% due 12/25/2035 •	186	163
2.482% due 11/25/2035 •	300	299
2.632% due 12/25/2034 •	25	25

Salomon Mortgage Loan Trust
2.692% due 11/25/2033 •	134	133

Securitized Asset-Backed Receivables LLC Trust
1.882% due 07/25/2036 •	236	122
1.932% due 05/25/2036 •	507	314
1.952% due 07/25/2036 •	231	121
2.032% due 07/25/2036 •	198	106
2.042% due 05/25/2036 •	1,125	714
2.062% due 03/25/2036 •	182	171
2.452% due 08/25/2035 ^•	188	143
2.467% due 01/25/2035 •	47	46
2.752% due 01/25/2036 ^•	72	59
3.288% due 01/25/2036 ^þ	60	54

Seneca Park CLO Ltd.
3.122% due 07/17/2026 •	2,226	2,227

SG Mortgage Securities Trust
1.952% due 07/25/2036 •	30,685	9,393
2.242% due 10/25/2035 •	1,000	1,000

SLM Student Loan Trust
3.440% due 04/25/2023 •	4,111	4,126

Soundview Home Loan Trust
1.872% due 06/25/2037 •	55	42
1.902% due 02/25/2037 •	319	118
1.952% due 11/25/2036 •	211	209
1.972% due 02/25/2037 •	447	168
1.972% due 07/25/2037 •	2,305	2,108
2.042% due 06/25/2036 •	8,440	8,204
2.142% due 03/25/2036 •	400	393
2.617% due 06/25/2035 •	71	71
2.742% due 10/25/2037 •	335	284

South Carolina Student Loan Corp.
2.907% due 09/03/2024 •	295	296

Specialty Underwriting & Residential Finance Trust
1.942% due 09/25/2037 •	126	75
1.942% due 11/25/2037 •	867	614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.062% due 04/25/2037 •	$221	$138
2.392% due 12/25/2036 •	2,989	2,939
2.767% due 12/25/2035 •	263	264

Staniford Street CLO Ltd.
3.074% due 06/15/2025 •	2,984	2,984

Starwood Commercial Mortgage Trust
2.820% due 07/15/2038 •	7,600	7,599

Structured Asset Investment Loan Trust
1.942% due 09/25/2036 •	172	168
1.982% due 03/25/2036 •	491	469
2.392% due 01/25/2036 •	287	287
2.512% due 05/25/2035 •	2,217	2,221
2.692% due 05/25/2035 •	600	597
2.722% due 09/25/2034 •	710	700
2.917% due 07/25/2033 •	52	52
3.067% due 12/25/2034 •	1,138	1,147

Structured Asset Securities Corp. Mortgage Loan Trust
1.927% due 07/25/2036 •	6,869	6,750
1.932% due 09/25/2036 •	13	13
1.942% due 09/25/2036 •	115	112
1.962% due 12/25/2036 •	159	155
2.002% due 02/25/2037 •	585	576
2.022% due 01/25/2037 •	2,472	1,751
2.042% due 09/25/2036 •	200	199
2.692% due 08/25/2037 •	185	185
2.792% due 08/25/2037 •	495	498

Structured Asset Securities Corp. Trust
2.252% due 09/25/2035 •	700	685

THL Credit Wind River CLO Ltd.
2.856% due 10/15/2027 •	300	300

WaMu Asset-Backed Certificates WaMu Trust
2.017% due 05/25/2037 •	10,329	9,940

WAVE LLC
3.597% due 09/15/2044	2,455	2,431

Wells Fargo Home Equity Asset-Backed Securities Trust
2.122% due 05/25/2036 •	300	299
2.737% due 03/25/2035 •	1,000	1,007
2.737% due 11/25/2035 •	200	200
3.367% due 02/25/2035 •	200	201

Total Asset-Backed Securities (Cost $412,402)		432,401

SOVEREIGN ISSUES 0.9%

Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,326

Export-Import Bank of India
2.981% (US0003M + 1.020%) due 03/28/2022 ~(g)	5,000	5,025

Total Sovereign Issues (Cost $11,938)		12,351

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	2,000,000	$2,262

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)	4,200,000	4,427

		6,689

INDUSTRIALS 0.7%

General Electric Co.
5.000% due 01/21/2021 •(e)	10,500,000	10,301

Total Preferred Securities (Cost $16,784)		16,990

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (h) 1.8%
		25,520

U.S. TREASURY BILLS 0.0%
1.750% due 01/02/2020 - 02/06/2020 (b)(c)(m)	331	331

Total Short-Term Instruments (Cost $25,851)		25,851

Total Investments in Securities (Cost $1,952,149)		2,009,648

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	19,395	$192

Total Short-Term Instruments (Cost $192)		192

Total Investments in Affiliates (Cost $192)		192

Total Investments 139.4% (Cost $1,952,341)		$2,009,840

Financial Derivative Instruments (j)(l) (0.2)% (Cost or Premiums, net $(1,968))		(2,180)

Other Assets and Liabilities, net (39.2)%		(565,466)

Net Assets 100.0%		$1,442,194

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	2.981%	03/28/2022	12/19/2019	$4,959	$5,025	0.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$7,720	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(7,877)	$7,720	$7,720
JPS	1.500	12/31/2019	01/02/2020	17,800	U.S. Treasury Bonds 2.875% due 11/15/2046	(18,041)	17,800	17,802

Total Repurchase Agreements						$(25,918)	$25,520	$25,522

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.700%	12/31/2019	01/02/2020	$(17,775)	$(17,776)
	1.700	12/30/2019	01/09/2020	(996)	(996)

Total Reverse Repurchase Agreements					$(18,772)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	1.800%	12/23/2019	01/15/2020	$(4,149)	$(4,152)
	2.050	12/24/2019	01/07/2020	(6,601)	(6,604)

Total Sale-Buyback Transactions					$(10,756)

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$7,720	$0	$0	$7,720	$(7,877)	$(157)
JPS	17,802	(18,772)	0	(970)	374	(596)

Master Securities Forward Transaction Agreement
GSC	0	0	(10,756)	(10,756)	10,565	(191)

Total Borrowings and Other Financing Transactions	$25,522	$(18,772)	$(10,756)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(18,772)	$0	$0	$(18,772)

Total	$0	$(18,772)	$0	$0	$(18,772)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,756)	0	0	(10,756)

Total	$0	$(10,756)	$0	$0	$(10,756)

Total Borrowings	$0	$(29,528)	$0	$0	$(29,528)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(29,528)

(i)	Securities with an aggregate market value of $28,980 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(28,772) at a weighted average interest rate of 2.276%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-OAT France Government 10-Year Bond March Futures	03/2020	206	$(37,611)	$584	$242	$0

Total Futures Contracts				$584	$242	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Exelon Corp.	(1.000)%	Quarterly	06/20/2025	0.285%	$2,500	$(87)	$(8)	$(95)	$1	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.328	5,887	(68)	(30)	(98)	2	0

						$(155)	$(38)	$(193)	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2023	1.040%	$1,000	$167	$(33)	$134	$0	$(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.652	2,650	(19)	55	36	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.766	1,550	(2)	18	16	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.857	800	(13)	19	6	0	0

						$133	$59	$192	$0	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	12/18/2021	$	390,900	$(981)	$(591)	$(1,572)	$0	$(151)

Total Swap Agreements							$(1,003)	$(570)	$(1,573)	$3	$(154)

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$242	$3	$245	$0	$0	$(154)	$(154)

(k)

Securities with an aggregate market value of $5,403 and cash of $3,503 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2020		GBP	11,478	$		14,864	$0	$(343)
CBK	02/2020	$		1,083		CAD	1,433	21	0
	03/2020		KRW	25,119,481	$		21,409	0	(352)
GLM	01/2020		EUR	73,775			81,537	0	(1,253)
	01/2020		ILS	1,840			530	0	(3)
HUS	01/2020	$		2,718		MXN	53,822	124	0
MYI	03/2020			5,526		RUB	359,106	213	0
SCX	02/2020		AUD	10,192	$		6,972	0	(188)

Total Forward Foreign Currency Contracts								$358	$(2,139)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 01/01/2050	$73.000	01/07/2020	50,000	$2	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2050	74.000	01/07/2020	162,000	6	0

Total Purchased Options					$8	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	02/19/2020	101,700	$(51)	$(166)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	02/19/2020	101,700	(56)	(13)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	22,600	(13)	(44)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	22,600	(31)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	25,000	(14)	(56)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	25,000	(51)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	92,850	(142)	(7)
BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	55,200	(32)	(123)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	55,200	(111)	(6)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	53,950	(30)	(105)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	53,950	(80)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	26,300	(19)	(40)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	26,300	(39)	(5)

Total Written Options						$(669)	$(569)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.685%	$100	$(2)	$4	$2	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	3,100	(54)	57	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	300	(5)	9	4	0
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.526	1,200	(80)	94	14	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.883	200	(6)	7	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.991	3,100	(48)	51	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	200	(2)	4	2	0
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	0.746	300	(10)	13	3	0

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Brazil Government International Bond	1.000%	Quarterly	06/20/2024	0.883%	$2,400	$(70)	$83	$13	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.559	1,000	(16)	33	17	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	100	(1)	2	1	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.685	100	(2)	3	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.784	1,400	(8)	23	15	0

Total Swap Agreements							$(304)	$383	$79	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$0	$0	$2	$2	$(343)	$(289)	$0	$(632)	$(630)	$384	$(246)
BRC	0	0	0	0	0	(129)	0	(129)	(129)	0	(129)
CBK	21	0	7	28	(352)	0	0	(352)	(324)	309	(15)
DBL	0	0	0	0	0	(151)	0	(151)	(151)	0	(151)
FBF	0	0	14	14	0	0	0	0	14	0	14
GLM	0	0	0	0	(1,256)	0	0	(1,256)	(1,256)	1,085	(171)
GST	0	0	6	6	0	0	0	0	6	0	6
HUS	124	0	34	158	0	0	0	0	158	0	158
JPM	0	0	1	1	0	0	0	0	1	0	1
MYC	0	0	15	15	0	0	0	0	15	0	15
MYI	213	0	0	213	0	0	0	0	213	0	213
SCX	0	0	0	0	(188)	0	0	(188)	(188)	0	(188)

Total Over the Counter	$358	$0	$79	$437	$(2,139)	$(569)	$0	$(2,708)

(m)

Securities with an aggregate market value of $1,778 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$242	$242
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$242	$245

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$358	$0	$358
Swap Agreements	0	79	0	0	0	79

	$0	$79	$0	$358	$0	$437

	$0	$82	$0	$358	$242	$682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$3	$0	$0	$151	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,139	$0	$2,139
Written Options	0	569	0	0	0	569

	$0	$569	$0	$2,139	$0	$2,708

	$0	$572	$0	$2,139	$151	$2,862

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(40)	$(40)
Written Options	0	0	0	0	253	253
Futures	0	0	0	0	8,853	8,853
Swap Agreements	0	499	0	0	(9,637)	(9,138)

	$0	$499	$0	$0	$(571)	$(72)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,208	$0	$6,208
Purchased Options	0	0	0	0	(65)	(65)
Written Options	0	697	0	0	0	697
Swap Agreements	0	758	0	0	0	758

	$0	$1,455	$0	$6,208	$(65)	$7,598

	$0	$1,954	$0	$6,208	$(636)	$7,526

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	(5,207)	(5,207)
Swap Agreements	0	230	0	0	2,087	2,317

	$0	$230	$0	$0	$(3,105)	$(2,875)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,380)	$0	$(1,380)
Purchased Options	0	0	0	0	4	4
Written Options	0	232	0	0	0	232
Swap Agreements	0	216	0	0	0	216

	$0	$448	$0	$(1,380)	$4	$(928)

	$0	$678	$0	$(1,380)	$(3,101)	$(3,803)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$7,026	$7,026
Corporate Bonds & Notes
Banking & Finance	0	292,159	0	292,159
Industrials	0	105,623	0	105,623
Utilities	0	2,762	0	2,762
Municipal Bonds & Notes
California	0	5,049	0	5,049
Illinois	0	3,521	0	3,521
New Jersey	0	5,722	0	5,722
New York	0	7,625	0	7,625
Ohio	0	1,296	0	1,296
Pennsylvania	0	10,589	0	10,589
Texas	0	787	0	787
Virginia	0	23,107	0	23,107
West Virginia	0	23,804	0	23,804
U.S. Government Agencies	0	686,971	0	686,971
U.S. Treasury Obligations	0	68,852	0	68,852
Non-Agency Mortgage-Backed Securities	0	277,162	0	277,162
Asset-Backed Securities	0	432,401	0	432,401
Sovereign Issues	0	12,351	0	12,351
Preferred Securities
Banking & Finance	0	6,689	0	6,689
Industrials	0	10,301	0	10,301

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	83

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short-Term Instruments
Repurchase Agreements	$0	$25,520	$0	$25,520
U.S. Treasury Bills	0	331	0	331
	$0	$2,002,622	$7,026	$2,009,648

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$192	$0	$0	$192
Total Investments	$192	$2,002,622	$7,026	$2,009,840

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	242	3	0	245
Over the counter	0	437	0	437
	$242	$440	$0	$682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(154)	0	(154)
Over the counter	0	(2,708)	0	(2,708)
	$0	$(2,862)	$0	$(2,862)
Total Financial Derivative Instruments	$242	$(2,422)	$0	$(2,180)
Totals	$434	$2,000,200	$7,026	$2,007,660

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.3%

CORPORATE BONDS & NOTES 5.2%

BANKING & FINANCE 4.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$102

Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,440

ING Bank NV
2.625% due 12/05/2022		400	408

International Lease Finance Corp.
8.250% due 12/15/2020		100	106

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	3,295	487

Lloyds Banking Group PLC
2.728% (US0003M + 0.800%) due 06/21/2021 ~		$200	201

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,296	487

Nykredit Realkredit A/S
1.000% due 10/01/2050		7,770	1,149
2.500% due 10/01/2047		66	11

Realkredit Danmark A/S
2.500% due 07/01/2047		44	7

Royal Bank of Scotland Group PLC
3.497% (US0003M + 1.550%) due 06/25/2024 ~		$300	305
4.519% due 06/25/2024 •		200	212

UniCredit SpA
7.830% due 12/04/2023		600	700

			5,615

INDUSTRIALS 0.0%

YPF S.A.
50.817% (BADLARPP + 4.000%) due 09/24/2020 «~(a)	ARS	1,040	13

UTILITIES 0.9%

AT&T, Inc.
5.150% due 02/15/2050		$300	362
5.300% due 08/15/2058		100	122

Petrobras Global Finance BV
5.093% due 01/15/2030		442	474
6.125% due 01/17/2022		68	73

Sempra Energy
2.344% (US0003M + 0.450%) due 03/15/2021 ~		100	100

			1,131

Total Corporate Bonds & Notes (Cost $6,539)			6,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 23.2%

Fannie Mae
2.237% due 02/25/2037 •	$27	$27
3.527% due 10/01/2044 •	3	3

Freddie Mac
3.808% due 09/01/2036 •	30	31
4.175% due 07/01/2036 •	37	38

Ginnie Mae
2.266% due 08/20/2068 •	575	564

Uniform Mortgage-Backed Security
2.500% due 11/01/2049	400	396
3.500% due 12/01/2045 - 01/01/2048	757	786
4.000% due 08/01/2049	383	399

Uniform Mortgage-Backed Security, TBA
2.500% due 02/01/2050	12,000	11,853
3.000% due 02/01/2050	7,800	7,901
4.000% due 02/01/2050	8,000	8,323

Total U.S. Government Agencies (Cost $30,241)		30,321

U.S. TREASURY OBLIGATIONS 109.3%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (h)(j)	5,810	5,808
0.125% due 04/15/2022 (f)	10,892	10,877
0.125% due 01/15/2023	5,175	5,175
0.125% due 07/15/2026	6,001	6,022
0.250% due 01/15/2025	2,456	2,478
0.250% due 07/15/2029	2,213	2,236
0.375% due 07/15/2025	1,602	1,635
0.375% due 01/15/2027 (f)(j)	10,238	10,396
0.375% due 07/15/2027 (f)	8,458	8,630
0.500% due 01/15/2028	4,309	4,422
0.625% due 07/15/2021	343	346
0.625% due 01/15/2026 (f)	9,942	10,249
0.625% due 02/15/2043 (j)	3,157	3,195
0.750% due 07/15/2028	728	766
0.750% due 02/15/2042	1,697	1,764
0.750% due 02/15/2045	3,661	3,800
0.875% due 01/15/2029	856	909
0.875% due 02/15/2047	1,061	1,138
1.000% due 02/15/2046	4,649	5,116
1.000% due 02/15/2048	1,342	1,486
1.000% due 02/15/2049	3,641	4,050
1.125% due 01/15/2021	4,353	4,393
1.375% due 02/15/2044 (f)	8,447	9,969
1.750% due 01/15/2028 (f)	17,757	19,953
2.000% due 01/15/2026	1,962	2,181
2.125% due 02/15/2040	429	561
2.125% due 02/15/2041	2,585	3,407
2.375% due 01/15/2025	2,894	3,226
2.500% due 01/15/2029	4,266	5,143
3.375% due 04/15/2032	370	508

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028		$2,084	$2,667

Total U.S. Treasury Obligations (Cost $137,861)			142,506

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Banc of America Funding Trust
3.876% due 01/20/2047 ~		668	650

Citigroup Mortgage Loan Trust
1.908% due 06/25/2047 •		281	283

Countrywide Alternative Loan Trust
1.960% due 12/20/2046 ^•		958	841

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	137	142

GSR Mortgage Loan Trust
4.269% due 09/25/2035 ~		$17	18

HarborView Mortgage Loan Trust
2.365% due 06/20/2035 •		422	421

IndyMac Mortgage Loan Trust
2.632% due 05/25/2034 •		845	831

MortgageIT Trust
2.797% due 12/25/2034 •		17	18

Residential Accredit Loans, Inc. Trust
1.972% due 06/25/2046 •		234	91

Towd Point Mortgage Funding
0.000% due 02/20/2054 •	GBP	750	996

Total Non-Agency Mortgage-Backed Securities (Cost $3,975)			4,291

ASSET-BACKED SECURITIES 7.9%

Asset-Backed Funding Certificates Trust
2.392% due 10/25/2034 •		$22	22

CIT Mortgage Loan Trust
3.142% due 10/25/2037 •		492	497

Citigroup Mortgage Loan Trust
1.872% due 01/25/2037 •		194	145
1.937% due 09/25/2036 •		565	550

Citigroup Mortgage Loan Trust, Inc.
2.252% due 10/25/2035 ^•		500	482

Countrywide Asset-Backed Certificates Trust
2.322% due 02/25/2036 •		500	501

Dryden Senior Loan Fund
2.886% due 10/15/2027 •		700	699

Evans Grove CLO Ltd.
2.834% due 05/28/2028 •		1,600	1,590

First Franklin Mortgage Loan Trust
2.617% due 01/25/2035 •		10	10

Home Equity Asset Trust
2.647% due 08/25/2034 •		73	73

LoanCore Issuer Ltd.
2.870% due 05/15/2036 •		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	$279

Massachusetts Educational Financing Authority
2.890% due 04/25/2038 •		$44	44

Morgan Stanley ABS Capital, Inc. Trust
2.452% due 01/25/2035 •		268	262

Mountain View CLO Ltd.
2.821% due 10/13/2027 •		200	199

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.302% due 05/25/2035 •		1,300	1,261

RAAC Trust
2.132% due 08/25/2036 •		68	69

Saxon Asset Securities Trust
2.512% due 05/25/2035 •		42	40

Shackleton CLO Ltd.
3.096% due 10/20/2028 •		1,500	1,499

Structured Asset Securities Corp. Mortgage Loan Trust
2.792% due 08/25/2037 •		37	37

Venture CLO Ltd.
2.714% due 02/28/2026 •		1,282	1,280

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		230	231

Total Asset-Backed Securities (Cost $10,063)			10,270

SOVEREIGN ISSUES 7.9%

Argentina Government International Bond
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,656	15
56.589% (ARLLMONP) due 06/21/2020 ~(a)		27,799	251
59.928% (BADLARPP) due 10/04/2022 ~(a)		91	2

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	879	638
3.000% due 09/20/2025 (d)		1,931	1,599

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2020 (b)	BRL	1,317	321

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	933	913

France Government International Bond
2.100% due 07/25/2023 (d)	EUR	343	431

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	221,575	2,098
0.100% due 03/10/2029 (d)		131,625	1,247

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	453

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	437	$322
2.500% due 09/20/2035 (d)		427	360
3.000% due 09/20/2030 (d)		1,300	1,092

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	306

Qatar Government International Bond
3.875% due 04/23/2023		$300	317

Total Sovereign Issues (Cost $11,452)			10,365

SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (e) 0.9%
			1,150

SHORT-TERM NOTES 1.6%

Federal Home Loan Bank
1.588% due 03/06/2020 (b)(c)		500	498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.613% due 02/19/2020 (b)(c)	$1,600	$1,597

		2,095

Total Short-Term Instruments (Cost $3,245)		3,245

Total Investments in Securities (Cost $203,376)		207,757

Total Investments 159.3% (Cost $203,376)		$207,757

Financial Derivative Instruments (g)(i) (0.4)% (Cost or Premiums, net $(334))		(464)

Other Assets and Liabilities, net (58.9)%		(76,872)

Net Assets 100.0%		$130,421

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$1,150	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(1,175)	$1,150	$1,150

Total Repurchase Agreements						$(1,175)	$1,150	$1,150

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
IND	1.970%	12/03/2019	01/14/2020	$(11,773)	$(11,792)

Total Reverse Repurchase Agreements					$(11,792)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BOS	2.050%	11/20/2019	01/06/2020	$(14,508)	$(14,544)
MSC	1.910	11/07/2019	02/24/2020	(629)	(631)
TDL	1.870	11/04/2019	01/06/2020	(11,116)	(11,150)
	1.890	11/13/2019	03/11/2020	(10,159)	(10,186)
	2.160	11/19/2019	01/06/2020	(1,817)	(1,821)

Total Sale-Buyback Transactions					$(38,332)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,150	$0	$0	$1,150	$(1,175)	$(25)
IND	0	(11,792)	0	(11,792)	11,763	(29)

Master Securities Forward Transaction Agreement
BOS	0	0	(14,544)	(14,544)	14,469	(75)
MSC	0	0	(631)	(631)	634	3
TDL	0	0	(23,157)	(23,157)	23,232	75

Total Borrowings and Other Financing Transactions	$1,150	$(11,792)	$(38,332)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(11,792)	$0	$0	$(11,792)

Total	$0	$(11,792)	$0	$0	$(11,792)

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(27,515)	$(10,817)	$0	$(38,332)

Total	$0	$(27,515)	$(10,817)	$0	$(38,332)

Total Borrowings	$0	$(39,307)	$(10,817)	$0	$(50,124)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(50,124)

(f)	Securities with an aggregate market value of $52,828 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(70,675) at a weighted average interest rate of 2.424%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(45) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note March 2020 Futures	$110.125	02/21/2020	1	$2	$0	$0
Call - CBOT U.S. Treasury 2-Year Note March 2020 Futures	110.250	02/21/2020	6	12	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	113.500	02/21/2020	24	24	0	0
Put - CBOT U.S. Treasury 5-Year Note March 2020 Futures	113.750	02/21/2020	4	4	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	128.000	02/21/2020	7	7	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	128.500	02/21/2020	5	5	0	0
Call - CBOT U.S. Treasury 5-Year Note March 2020 Futures	129.500	02/21/2020	34	34	1	0
Put - CBOT U.S. Treasury 10-Year Note March 2020 Futures	117.500	02/21/2020	119	119	1	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	181.000	02/21/2020	35	35	1	0
Call - CBOT U.S. Treasury 30-Year Bond March 2020 Futures	197.000	02/21/2020	29	29	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	125.000	02/21/2020	24	24	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	237.000	02/21/2020	1	1	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond March 2020 Futures	240.000	02/21/2020	8	8	0	0

Total Purchased Options					$3	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February 2020 Futures	$127.000	01/24/2020	28	$28	$(5)	$(3)
Call - CBOT U.S. Treasury 10-Year Note February 2020 Futures	129.000	01/24/2020	28	28	(8)	(7)

Total Written Options					$(13)	$(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	481	$	3	$0	$0	$0
Call Options Strike @ EUR 139.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	57		0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	2		0	0	0	0
Euro-BTP Italy Government Bond March Futures	03/2020	123		15,579	4	0	(9)
Euro-Bund 10-Year Bond March Futures	03/2020	87		16,638	(231)	0	(109)
Put Options Strike @ EUR 157.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	52		1	0	0	0
Put Options Strike @ EUR 161.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	53		1	0	0	0
U.S. Treasury 5-Year Note March Futures	03/2020	28		3,321	6	0	(1)
U.S. Treasury 10-Year Note March Futures	03/2020	37		4,752	(53)	0	(4)
U.S. Treasury 10-Year Ultra March Futures	03/2020	24		3,377	(11)	0	(4)
United Kingdom Long Gilt March Futures	03/2020	40		6,961	(61)	30	(67)

					$(346)	$30	$(194)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note March Futures	03/2020	10	$	(807)	$5	$1	$0
Australia Government 10-Year Bond March Futures	03/2020	7		(702)	13	4	0
Call Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	18		(11)	14	7	0
Call Options Strike @ EUR 173.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	18		(5)	22	3	0
Euro-Bobl March Futures	03/2020	57		(8,544)	25	23	0
Euro-Buxl 30-Year Bond March Futures	03/2020	18		(4,005)	102	62	0
Euro-OAT France Government 10-Year Bond March Futures	03/2020	2		(365)	5	2	0
Euro-Schatz March Futures	03/2020	407		(51,088)	46	25	0
Japan Government 10-Year Bond March Futures	03/2020	2		(2,801)	2	2	(2)
Put Options Strike @ EUR 172.000 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	18		(42)	(19)	0	(16)
Put Options Strike @ EUR 173.500 on Euro-Schatz Bond March 2020 Futures(1)	02/2020	18		(65)	(38)	0	(20)
U.S. Treasury 2-Year Note March Futures	03/2020	7		(1,509)	2	0	0
U.S. Treasury 30-Year Bond March Futures	03/2020	64		(9,978)	114	22	0

					$293	$151	$(38)

Total Futures Contracts					$(53)	$181	$(232)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.132%	EUR 110	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.347	$ 100	(3)	4	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.652	100	(5)	6	1	0	0

						$(6)	$9	$3	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$5,841	$(350)	$(223)	$(573)	$2	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,190	$2	$(38)	$(36)	$15	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,100	3	(140)	(137)	14	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(110)	(106)	0	(1)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	3,400	8	47	55	0	(2)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		4,700	6	70	76	0	(3)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		2,000	0	75	75	0	(1)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		2,000	0	74	74	0	(1)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	75	75	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,000	(24)	116	92	0	(3)
Receive(7)	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		2,500	0	(13)	(13)	2	0
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		2,500	0	14	14	0	(3)
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		2,300	(10)	(45)	(55)	3	0
Receive(7)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,900	(23)	(118)	(141)	9	0
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		1,600	(3)	0	(3)	2	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		11,500	194	(294)	(100)	17	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		12,200	112	(426)	(314)	20	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,140	(32)	36	4	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	116	(183)	(67)	6	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		3,300	38	(304)	(266)	8	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		700	(3)	(19)	(22)	8	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		400	(1)	(11)	(12)	5	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	2,630	27	65	92	20	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		940	23	95	118	20	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	172,740	(3)	(27)	(30)	0	(1)
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	600	0	26	26	0	(2)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		620	0	33	33	0	(2)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	(24)	(25)	2	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		160	1	32	33	0	(2)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		170	0	35	35	0	(2)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		250	1	52	53	0	(2)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	1.387%	Maturity	08/15/2049	EUR	170	$0	$(10)	$(10)	$0	$(1)
Receive	CPURNSA	1.350	Maturity	07/05/2020	$	4,000	0	16	16	0	(5)
Receive	CPURNSA	1.721	Maturity	07/15/2020		200	0	0	0	0	0
Receive	CPURNSA	2.168	Maturity	07/15/2020		1,700	0	(4)	(4)	0	(2)
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,400	0	1	1	0	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,300	0	2	2	0	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		300	0	1	1	0	0
Receive	CPURNSA	1.927	Maturity	03/18/2021		600	0	1	1	0	0
Receive	CPURNSA	1.432	Maturity	07/25/2021		1,300	0	9	9	2	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		900	30	(8)	22	1	0
Receive	CPURNSA	1.432	Maturity	08/06/2021		1,100	0	8	8	2	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(8)	15	1	0
Receive	CPURNSA	1.592	Maturity	09/20/2021		600	0	3	3	1	0
Receive	CPURNSA	1.488	Maturity	10/01/2021		2,400	0	14	14	2	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	(54)	(54)	3	0
Receive	CPURNSA	2.220	Maturity	04/13/2023		318	0	(6)	(6)	0	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	101	101	0	(5)
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	36	36	0	(6)
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(2)	(2)	0	(3)
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	0	5	5	0	(4)
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(7)	(6)	0	(2)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	150	0	0	0	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		40	0	0	0	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		600	0	(8)	(8)	0	0
Pay	FRCPXTOB	1.410	Maturity	11/15/2039		600	0	(8)	(8)	0	(4)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	1,900	(1)	91	90	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		60	0	3	3	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	1	1	0	0
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	56	51	0	0
Pay	UKRPI	3.140	Maturity	04/15/2031		40	(4)	2	(2)	0	0
Pay	UKRPI	3.470	Maturity	09/15/2032		1,870	(2)	78	76	0	(3)
Pay	UKRPI	3.500	Maturity	09/15/2033		190	0	9	9	0	(1)
Pay	UKRPI	3.579	Maturity	10/15/2033		210	0	16	16	0	(1)
Pay	UKRPI	3.572	Maturity	05/15/2034		720	0	39	39	0	(2)
Pay	UKRPI	3.358	Maturity	04/15/2035		540	(16)	49	33	0	(2)

							$461	$(481)	$(20)	$172	$(68)

Total Swap Agreements							$105	$(695)	$(590)	$174	$(68)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$181	$174	$355	$(10)	$(232)	$(68)	$(310)

(h)

Securities with an aggregate market value of $240 and cash of $2,106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	3,151	$	2,140	$0	$(72)
	01/2020	DKK	13,764		2,041	0	(25)
	01/2020	$	1,461	MXN	28,596	48	0
	03/2020		470	KRW	557,632	13	0
	03/2020		241	TWD	7,295	3	0
BPS	01/2020	GBP	823	$	1,066	0	(25)
	03/2020	$	402	KRW	476,531	11	0
CBK	01/2020	BRL	1,290	$	320	0	(1)
	01/2020	JPY	499,900		4,572	0	(29)
	01/2020	PEN	963		286	0	(4)
	01/2020	$	311	BRL	1,290	9	0
	01/2020		1,197	JPY	129,900	0	(1)
	01/2020		287	PEN	963	4	0
	02/2020	COP	4,904,810	$	1,415	0	(75)
	03/2020	KRW	1,774,795		1,513	0	(25)
	03/2020	PEN	963		286	0	(4)
	07/2020	BRL	1,317		315	0	(9)
DUB	03/2020	TWD	47,739		1,581	0	(18)
	03/2020	$	1,534	IDR	21,929,123	34	0
FBF	03/2020		610	KRW	723,251	17	0
	03/2020		893	TWD	27,012	11	0
GLM	01/2020	GBP	95	$	125	0	(1)
	01/2020	MXN	3,230		160	0	(10)
	02/2020	$	1,414	RUB	90,677	40	0
HUS	01/2020	EUR	2,266	$	2,515	0	(28)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2020	$	1,401	COP	4,910,724	$92	$0
	01/2020		159	GBP	119	0	(1)
	03/2020	SGD	1,026	$	752	0	(12)
JPM	01/2020	BRL	1,290		335	15	0
	01/2020	MXN	5,222		260	0	(15)
	01/2020	$	320	BRL	1,290	1	0
	03/2020		750	SGD	1,018	8	0
MYI	01/2020	BRL	2,762	$	685	0	(1)
	01/2020	$	654	BRL	2,762	33	0
	01/2020		2,055	DKK	13,728	6	0
	04/2020	DKK	13,728	$	2,068	0	(6)
RYL	01/2020	MXN	23,374		1,210	0	(23)
	05/2020	$	1,192	MXN	23,374	22	0
SCX	02/2020	PLN	444	$	113	0	(4)
	03/2020	$	429	TWD	12,979	5	0
SSB	01/2020	BRL	2,762	$	682	0	(4)
	02/2020	$	681	BRL	2,762	5	0
UAG	01/2020	CAD	1,212	$	911	0	(23)
	01/2020	EUR	966		1,067	0	(17)
	01/2020	NZD	2,425		1,559	0	(73)

Total Forward Foreign Currency Contracts						$377	$(506)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	39,470	$56	$3
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	40,770	58	4
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066	10/02/2020	43,800	174	36

							$288	$43

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	$70.000	01/07/2020	7,800	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 01/01/2050	74.000	01/07/2020	8,400	1	0

					$1	$0

Total Purchased Options					$289	$43

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425%	03/18/2020	900	$(1)	$(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	900	(1)	0
BPS	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	200	0	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	02/19/2020	400	0	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	200	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	600	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	500	(1)	0
BRC	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	02/19/2020	200	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.425	03/18/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.700	03/18/2020	900	(1)	0
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	500	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	500	(1)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	200	0	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	200	0	0
GST	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.450	03/18/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	03/18/2020	300	0	0
MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	02/19/2020	300	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.900	02/19/2020	300	(1)	0

						$(9)	$(7)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,900	$(276)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,400	(18)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(54)	(2)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,800	(54)	0
	Floor - OTC YOY CPURNSA	238.643	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,100	(39)	0

						$(492)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	2,560	$(17)	$(2)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	5,520	(39)	(5)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	8,350	(58)	(8)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	9,200	(175)	(38)

							$(289)	$(53)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	18,200	$(14)	$0

Total Written Options						$(804)	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.559%	$200	$2	$(5)	$0	$(3)
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	750	7	(20)	0	(13)
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	550	5	(15)	0	(10)
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.559	500	4	(13)	0	(9)

							$18	$(53)	$0	$(35)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$219	$(7)	$10	$3	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	500	(22)	28	6	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	179	(6)	8	2	0

						$(35)	$46	$11	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.560%	Maturity	12/17/2020		$1,700	$0	$34	$34	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	2,240	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		480	0	15	15	0
DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022		$5,000	103	(619)	0	(516)
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	4,230	0	(3)	0	(3)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		1,740	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		890	0	30	30	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		370	0	12	12	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		2,150	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		460	0	16	16	0
MYC	Pay	CPURNSA	1.548	Maturity	12/21/2020		$4,000	0	81	81	0

								$103	$(440)	$188	$(525)

Total Swap Agreements								$86	$(447)	$199	$(560)

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$64	$0	$34	$98	$(97)	$(3)	$(3)	$(103)	$(5)	$0	$(5)
BPS	11	0	0	11	(25)	(2)	0	(27)	(16)	0	(16)
BRC	0	0	15	15	0	(1)	(15)	(16)	(1)	0	(1)
CBK	13	3	0	16	(148)	(5)	0	(153)	(137)	0	(137)
DBL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	34	4	9	47	(18)	(8)	(516)	(542)	(495)	366	(129)
FBF	28	0	0	28	0	0	0	0	28	0	28
GLM	40	0	42	82	(11)	(2)	(5)	(18)	64	0	64
GST	0	0	0	0	0	(1)	(10)	(11)	(11)	0	(11)
HUS	92	0	0	92	(41)	0	(9)	(50)	42	0	42
JPM	24	36	16	76	(15)	(38)	(2)	(55)	21	0	21
MEI	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
MYC	0	0	83	83	0	0	0	0	83	0	83
MYI	39	0	0	39	(7)	0	0	(7)	32	(10)	22
RYL	22	0	0	22	(23)	0	0	(23)	(1)	0	(1)
SCX	5	0	0	5	(4)	0	0	(4)	1	0	1
SSB	5	0	0	5	(4)	0	0	(4)	1	0	1
UAG	0	0	0	0	(113)	0	0	(113)	(113)	63	(50)

Total Over the Counter	$377	$43	$199	$619	$(506)	$(62)	$(560)	$(1,128)

(j)

Securities with an aggregate market value of $489 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$181	$181
Swap Agreements	0	2	0	0	172	174

	$0	$2	$0	$0	$353	$355

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$377	$0	$377
Purchased Options	0	0	0	0	43	43
Swap Agreements	0	11	0	0	188	199

	$0	$11	$0	$377	$231	$619

	$0	$13	$0	$377	$584	$974

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	232	232
Swap Agreements	0	0	0	0	68	68

	$0	$0	$0	$0	$310	$310

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$506	$0	$506
Written Options	0	7	0	0	55	62
Swap Agreements	0	35	0	0	525	560

	$0	$42	$0	$506	$580	$1,128

	$0	$42	$0	$506	$890	$1,438

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	86	86
Futures	0	0	0	0	(1,671)	(1,671)
Swap Agreements	0	(57)	0	0	(1,006)	(1,063)

	$0	$(57)	$0	$0	$(2,602)	$(2,659)

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,303	$0	$1,303
Purchased Options	0	(6)	0	(1)	1,082	1,075
Written Options	0	57	0	6	(781)	(718)
Swap Agreements	0	(18)	0	0	(11)	(29)

	$0	$33	$0	$1,308	$290	$1,631

	$0	$(24)	$0	$1,308	$(2,312)	$(1,028)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	16	16
Futures	0	0	0	0	537	537
Swap Agreements	0	(281)	0	0	(684)	(965)

	$0	$(281)	$0	$0	$(132)	$(413)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(917)	$0	$(917)
Purchased Options	0	2	0	0	(245)	(243)
Written Options	0	10	0	(6)	237	241
Swap Agreements	0	(45)	0	0	122	77

	$0	$(33)	$0	$(923)	$114	$(842)

	$0	$(314)	$0	$(923)	$(18)	$(1,255)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,615	$0	$5,615
Industrials	0	0	13	13
Utilities	0	1,131	0	1,131
U.S. Government Agencies	0	30,321	0	30,321
U.S. Treasury Obligations	0	142,506	0	142,506
Non-Agency Mortgage-Backed Securities	0	4,291	0	4,291
Asset-Backed Securities	0	10,270	0	10,270
Sovereign Issues	0	10,365	0	10,365
Short-Term Instruments
Repurchase Agreements	0	1,150	0	1,150
Short-Term Notes	0	2,095	0	2,095
Total Investments	$0	$207,744	$13	$207,757

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	181	174	0	355
Over the counter	0	619	0	619
	$181	$793	$0	$974

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	99

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(242)	$(68)	$0	$(310)
Over the counter	0	(1,128)	0	(1,128)
	$(242)	$(1,196)	$0	$(1,438)
Total Financial Derivative Instruments	$(61)	$(403)	$0	$(464)
Totals	$(61)	$207,341	$13	$207,293

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

December 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.0%

MUNICIPAL BONDS & NOTES 102.1%

ARIZONA 1.6%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	$250	$308

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,090

		1,398

CALIFORNIA 11.5%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,263

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	460	465

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	1,000	1,174

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,030

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	3,000	3,539

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,565

		10,036

COLORADO 2.7%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,396

CONNECTICUT 1.5%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	136

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,150

		1,286

FLORIDA 3.4%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,435

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	$315	$383

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	634

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2029 (a)(c)	700	541

		2,993

GEORGIA 7.0%

Columbus Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2054	605	758

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	3,765	4,139

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	500	591

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2030	500	606

		6,094

ILLINOIS 13.9%

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,128

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,786

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,099

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037 ^(b)	1,000	265

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2036	1,000	1,137

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,260

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,000	1,086

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	977
3.000% due 06/15/2034	1,180	1,141

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,000	1,274

		12,153

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.4%

Indianapolis Local Public Improvement Bond Bank Revenue Notes, Series 2019
1.450% due 06/01/2021	$700	$700

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	538

		1,238

KANSAS 2.5%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,153

LOUISIANA 0.8%

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	650	654

MASSACHUSETTS 4.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	561

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,140

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,244

		3,945

MICHIGAN 4.3%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	385	481

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,158

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,142

		3,781

NEVADA 1.5%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 11.2%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	$1,250	$1,450

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	298

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,626

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,118

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2045	1,000	1,219

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	613
5.000% due 06/01/2033	1,000	1,201
5.000% due 06/01/2046	2,000	2,274

		9,799

NEW MEXICO 0.7%

Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027	500	615

NEW YORK 11.0%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	1,340	1,488

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,500	1,675

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,000	1,130

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,143

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2037	1,000	1,142

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,182

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,822

		9,582

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 1.2%

North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	$1,000	$1,057

OKLAHOMA 0.9%

Oklahoma Development Finance Authority Revenue Notes, Series 2019
5.000% due 08/01/2027	685	813

PENNSYLVANIA 4.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,227

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,101

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	1,000	1,171

		3,499

PUERTO RICO 1.1%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.926% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,010	1,000

RHODE ISLAND 1.0%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	800	889

SOUTH CAROLINA 1.3%

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2049	1,000	1,109

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	231

TEXAS 10.9%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
2.710% (MUNIPSA + 1.100%) due 10/15/2044 ~	1,000	1,013

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	$1,000	$1,189

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,140

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,250	5,004

		9,527

WASHINGTON 0.6%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	500	559

		559

WISCONSIN 1.3%

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,132

Total Municipal Bonds & Notes (Cost $83,882)		89,285

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.9%
		793

Total Short-Term Instruments (Cost $793)		793

Total Investments in Securities (Cost $84,675)		90,078

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III	71,817	710

Total Short-Term Instruments (Cost $710)		710

Total Investments in Affiliates (Cost $710)		710

Total Investments 103.8% (Cost $85,385)		$90,788

Other Assets and Liabilities, net (3.8)%		(3,365)

Net Assets 100.0%		$87,423

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$793	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(812)	$793	$793

Total Repurchase Agreements						$(812)	$793	$793

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$793	$0	$0	$793	$(812)	$(19)

Total Borrowings and Other Financing Transactions	$793	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

104	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(213)	$(213)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$222	$222

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,398	$0	$1,398
California	0	10,036	0	10,036
Colorado	0	2,396	0	2,396
Connecticut	0	1,286	0	1,286
Florida	0	2,993	0	2,993
Georgia	0	6,094	0	6,094
Illinois	0	12,153	0	12,153
Indiana	0	1,238	0	1,238
Kansas	0	2,153	0	2,153
Louisiana	0	654	0	654
Massachusetts	0	3,945	0	3,945
Michigan	0	3,781	0	3,781
Nevada	0	1,346	0	1,346
New Jersey	0	9,799	0	9,799
New Mexico	0	615	0	615
New York	0	9,582	0	9,582
North Carolina	0	1,057	0	1,057
Oklahoma	0	813	0	813
Pennsylvania	0	3,499	0	3,499
Puerto Rico	0	1,000	0	1,000
Rhode Island	0	889	0	889
South Carolina	0	1,109	0	1,109
Tennessee	0	231	0	231
Texas	0	9,527	0	9,527
Washington	0	559	0	559
Wisconsin	0	1,132	0	1,132
Short-Term Instruments
Repurchase Agreements	0	793	0	793
	$0	$90,078	$0	$90,078

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2019	105

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$710	$0	$0	$710
Total Investments	$710	$90,078	$0	$90,788

There were no significant transfers into or out of Level 3 during the period ended December 31, 2019.

106	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2019

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of

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distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading,

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Notes to Financial Statements (Cont.)

clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S. security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

110	PIMCO MANAGED ACCOUNTS TRUST

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The

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Notes to Financial Statements (Cont.)

inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use

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Notes to Financial Statements (Cont.)

inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended December 31, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

Fixed Income SHares: Series C	$16,339	$221,330	$(237,500)	$14	$0	$183	$1,130	$0

Fixed Income SHares: Series LD	5,317	27,857	(33,056)	0	0	118	7	0

Fixed Income SHares: Series M	23,504	219,775	(243,100)	13	0	192	676	0

Fixed Income SHares: Series TE	1,380	17,529	(18,200)	1	0	710	30	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary

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settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be

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subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by

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savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a

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different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity

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is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at December 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration

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and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the

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counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a

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Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, the Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

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The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire

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service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2019, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate
Fixed Income Shares: Series TE	$3,375	1.95%

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Portfolio of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. Each Portfolio is currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolios’ investment restrictions). If a borrowing portfolios’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2019, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized

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appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure

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value (i.e. the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio

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would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with

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procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL RISKS

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	—

Currency	X	X	X	X	—

Leveraging	X	X	X	X	—

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

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Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage related and other asset- backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Emerging Markets Risk  is the risk of investing in securities of issuers economically tied to countries with developing economies, which may subject the Portfolio to market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management and valuation risks, as well as the risks of valuation complexity. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on exchanges or through a central counterparty, credit risk resides

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Notes to Financial Statements (Cont.)

with the creditworthiness of the Portfolio’s clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager(s) in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar or other foreign (non-U.S.) currencies and adversely affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and/or reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular

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classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

ANNUAL REPORT	DECEMBER 31, 2019	135

Notes to Financial Statements (Cont.)

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA

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Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

ANNUAL REPORT	DECEMBER 31, 2019	137

Notes to Financial Statements (Cont.)

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

Fixed Income SHares: Series C	$6,348	$14,494

Fixed Income SHares: Series LD	5,258	30,163

Fixed Income SHares: Series M	34,413	0

Fixed Income SHares: Series R	0	3,155

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

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12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

Fixed Income SHares: Series C	$10,794,607	$10,651,511	$393,379	$230,053

Fixed Income SHares: Series LD	68,088	123,927	77,544	68,799

Fixed Income SHares: Series M	10,518,341	10,453,617	341,768	145,738

Fixed Income SHares: Series R	768,615	775,396	34,847	41,555

Fixed Income SHares: Series TE	0	0	29,566	26,945

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2019, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2019	139

Notes to Financial Statements (Cont.)

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
Fixed Income SHares -Series C	$0	$5,399	$0	$29,723	$0	$(194,184)	$0	$0
Fixed Income SHares - Series LD	0	0	0	823	(205)	(4,568)	0	0
Fixed Income SHares - Series M	0	14,649	0	54,850	0	(10,720)	0	0
Fixed Income SHares - Series R	0	998	0	4,132	0	(37,137)	0	0
Fixed Income SHares - Series TE	0	0	0	5,438	(15)	(903)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax, purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, inverse floater transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2019 through December 31, 2019 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considereed all short-term under previous law.

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As of December 31, 2019, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Fixed Income SHares - Series C	$186,399	$7,785
Fixed Income SHares - Series LD	2,223	2,345
Fixed Income SHares - Series M	0	10,720
Fixed Income SHares - Series R	1,265	35,872
Fixed Income SHares - Series TE	129	774

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
Fixed Income SHares - Series C	$2,107,324	$60,875	$(15,249)	$45,626
Fixed Income SHares - Series LD	159,240	4,738	(3,925)	813
Fixed Income SHares - Series M	1,949,602	80,320	(23,343)	56,977
Fixed Income SHares - Series R	205,704	6,288	(5,396)	892
Fixed Income SHares - Series TE	85,339	6,256	(807)	5,449

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, realized and unrealized gain (loss) swap contracts, inverse floater transactions, straddle loss deferrals, and Lehman securities.

For the fiscal years ended December 31, 2019 and December 31, 2018, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2019				December 31, 2018

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

Fixed Income SHares - Series C	$0	$53,493	$0	$0	$0	$48,344	$0	$0
Fixed Income SHares -Series LD	0	3,041	0	0	0	3,596	0	45
Fixed Income SHares - Series M	0	65,625	0	0	0	50,390	0	0
Fixed Income SHares - Series R	0	3,319	0	0	0	5,447	0	0
Fixed Income SHares -Series TE	3,037	79	0	0	3,197	85	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2019	141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, and for Fixed Income SHares: Series LD and Fixed Income SHares: Series R the statements of cash flows for the year ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019, for Fixed Income SHares: Series LD and Fixed Income SHares: Series R, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2020

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

142	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co. LLC.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CFR	Credit Suisse Securities (Europe) Ltd.	MYI	Morgan Stanley & Co. International PLC
CIW	CIBC World Markets Corp.	RDR	RBC Capital Markets LLC
DBL	Deutsche Bank AG London	RYL	NatWest Markets Plc
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SGY	Societe Generale, NY
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
FOB	Credit Suisse Securities (USA) LLC	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
COP	Colombian Peso	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.HY	Credit Derivatives Index - High Yield	ISDA	International Swaps and Derivatives Association, Inc.
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
CMBX	Commercial Mortgage-Backed Index	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Prices Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	US0003M	3 Month USD Swap Rate

ANNUAL REPORT	DECEMBER 31, 2019	143

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	Q-SBLF	Qualified School Bond Loan Fund
BAM	Build America Mutual Assurance

Other Abbreviations:
ABS	Asset-Backed Security	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BABs	Build America Bonds	PIK	Payment-in-Kind
BBR	Bank Bill Rate	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
NCUA	National Credit Union Administration

144	PIMCO MANAGED ACCOUNTS TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
Fixed Income SHares - Series C	0%	0%	$34,075	$0
Fixed Income SHares - Series LD	0%	0%	3,041	0
Fixed Income SHares - Series M	0%	0%	54,173	0
Fixed Income SHares - Series R	0%	0%	1,473	0
Fixed Income SHares - Series TE	0%	0%	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	DECEMBER 31, 2019	145

Change to Board of Trustees

(Unaudited)

Effective December 31, 2019, Bradford K. Gallagher resigned from his position as Trustee of the Trust.

146	PIMCO MANAGED ACCOUNTS TRUST

Management of the Trust

(Unaudited)

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648.

Trustees

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	92	None

Sarah E. Cogan 1956	Trustee	Since 2019.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	92	None

James A. Jacobson 1945	Trustee	Since 2010.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	92	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

ANNUAL REPORT	DECEMBER 31, 2019	147

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Hans W. Kertess 1939	Trustee	Since 2005.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	92	None

William B. Ogden, IV 1945	Trustee	Since 2006.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	None

Alan Rappaport 1953	Trustee	Since 2010.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	92	None

Interested Trustees

David N. Fisher* 1968	Trustee	Since 2019.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

148	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

John C. Maney** 1959	Trustee	Since 2006.	Consultant to PIMCO (since January 2020); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

**	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with PIMCO and its affiliates.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson** 1970	President	Since May 2019	Executive Vice President, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw** 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow** 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

ANNUAL REPORT	DECEMBER 31, 2019	149

Management of the Trust (Cont.)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Wu-Kwan Kit** 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil** 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jeffrey A. Byer** 1976	Vice President	Since January 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds.

Brian J. Pittluck** 1977	Vice President	Since January 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd** 1960	Treasurer	Since May 2019	Senior Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin** 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh** 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds and PIMCO-Sponsored Interval Funds. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

150	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

H. Jessica Zhang 1973	Assistant Treasurer	Since January 2020	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; and the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	DECEMBER 31, 2019	151

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as Portfolios’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Adviser, distributor or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

152	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

If you are a registered user of the Portfolios’ website, the Portfolios or their service providers or third party firms engaged by the Portfolios or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Portfolios when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Portfolios do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	DECEMBER 31, 2019	153

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2019	$ 240,981
	December 31, 2018	$ 227,052

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2019	$ —
	December 31, 2018	$ —

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2019	$ —
	December 31, 2018	$ —

(d)	Fiscal Year Ended	All Other Fees(3)
	December 31, 2019	$ —
	December 31, 2018	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)	There were no “Audit-Related Fees” for the last two fiscal years.

(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)     Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2019		December 31, 2018
PIMCO Managed Accounts Trust	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		17,878,830	8,437,919

Totals	$	17,878,830	$8,437,919

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

James A. Jacobson

Hans W. Kertess

William B. Ogden

Alan Rappaport

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s

Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2020